SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

CAMINOSOFT CORP.
(Name of Registrant as Specified in its Charter)

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(4)	Proposed maximum aggregate value of transaction: $1.00

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CAMINOSOFT CORP.
600 Hampshire Road, Suite 105
Westlake Village, CA 91361-2565
_______________

INFORMATION STATEMENT

_______________

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to shareholders of record of CaminoSoft Corp. (“CaminoSoft,” “we” or the “Company”) as of February 20, 2009 (the “Record Date”) to advise them of the following actions taken by written consent of holders of a majority of the outstanding shares of the Company’s common stock, no par value per share (“Common Stock”) entitled to vote on the action:

•	Approval of the sale of substantially all of the assets of the Company;

•	An amendment to the Company’s Articles of Incorporation to change the Company’s name to “CMSF Corp.”; and

•	An amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000.

After careful consideration, on January 15, 2009, our Board of Directors has approved the sale of the assets of the Company to two of the Company’s senior management, and the amendments to the Articles of Incorporation to change the Company’s name and increase the number of authorized shares.  We obtained shareholder approval on January 15, 2009 by written consent of the holders of 10,764,011 shares representing a majority of the shares of our Common Stock.

On the Record Date, the Company had outstanding and entitled to vote 16,781,415 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  There are no dissenter’s rights of appraisal applicable to this action. Under applicable federal securities laws, shareholder approval of the transaction described in this Information Statement cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the shareholders of the Company.  We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

This Information Statement is first being mailed on March __, 2009.

____________________________________________

The date of this Information Statement is March __, 2009.
____________________________________________

SUMMARY TERM SHEET

This Summary Term Sheet highlights selected information from this Information Statement relating to the sale of the assets of the Company.  For a more complete understanding of the transaction, you should carefully read the entire Information Statement

•             SALE OF ASSETS

Pursuant to Stock Purchase Agreement dated as of January 26, 2009, (the “Purchase Agreement”), the sale of our assets will be effected by the transfer of our assets to our wholly owned subsidiary, CC Merger Corp. (the “Subsidiary”) and the purchase of the shares of the Subsidiary by Stephen Crosson (“Crosson”) and Neil Murvin (“Murvin” and together with Crosson, the “Purchasers”).  Crosson is currently the Company’s Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and a director, and Murvin is our Chief Technical Officer.  The assets (the “Purchased Assets”) include all of our assets.  In connection with the transfer of the Purchased Assets, the Subsidiary will assume all of our liabilities as of the Closing except any liability relating to indebtedness owed to funds advised by RENN Capital Group, Inc. (the “Renaissance Indebtedness”).  Additionally, the terms of all of the Renaissance Indebtedness which is not convertible into shares of our Common Stock will be amended to make such Indebtedness so convertible at $0.01 per share.

•             PURCHASE PRICE  (See page 5)

The purchase price to be paid by the Purchasers for the Purchased Assets is $1.00 cash and 5% of the proceeds, if any, from the sale of all or substantially all of the voting stock of the Subsidiary; the sale of all or substantially all of the assets of the Subsidiary; a merger, share exchange or similar transaction with an unrelated entity pursuant to which the acquiring entity or the equity holders of such other entity hold more than a majority of the outstanding voting shares of the merged or surviving company; or an initial public offering of the Subsidiary.

•             WE DID NOT OBTAIN AN INDEPENDENT APPRAISAL OF THE PURCHASED ASSETS

Our board of directors did not obtain an appraisal of the Purchased Assets.  However, our board of directors believes that the purchase price being paid by the Purchasers is at least equal to the fair market value of the Purchased Assets.

•             OUR REASONS FOR THE TRANSACTION (See page 4)

Our board has determined that, in the absence of substantial additional working capital which is not available to us, our business in the context of a public company is not sustainable.  In reaching this decision, the board of directors considered a number of factors, including the following:

•	The limited capital raising opportunities available to us, and the unlikely possibility that another entity would be interested in funding our operations.

•	The costs of continuing to operate the business.

•	During the most recent quarter and current year, sales levels have dropped considerably making the company’s ability to continue as a going concern doubtful.

•
The potential benefit of having available a publicly traded and reported company without any assets or liabilities in order to effect a reverse merger with a privately operated company with greater potential than our current business.

The foregoing discussion of the information and factors considered by our board of directors is not intended to be exhaustive, but includes the material factors considered.

Our board of directors has unanimously approved the Purchase Agreement.  The board of directors believes that the transaction and the terms and provisions of the Stock Purchase Agreement are fair to and in the best interests of our shareholders.

•             CONDITIONS TO CLOSING OF THE TRANSACTION (See page 6)

The closing of the transaction depends on meeting a number of conditions, including the following:

•	obtaining the consent of a majority of our outstanding voting shares;

•	the accuracy of the representations and warranties of the parties under the Purchase Agreement being true on the closing date;

•	the performance by the parties of all covenants and obligations required under the Purchase Agreement;

•	our delivery to the Purchasers of certain documents necessary to effect the transfer of the Purchased Assets;

•	amendment to the terms of the Renaissance Indebtedness which is not convertible to make such Indebtedness convertible at $0.01 per share of Common Stock; and

•	compliance with the SEC proxy rules.

•	REGULATORY APPROVALS

There are no regulatory approvals required to close the transactions contemplated by the Purchase Agreement.

•	REPRESENTATIONS AND WARRANTIES; COVENANTS

In view of the fact that the Purchasers are senior managers of the Company, the Purchase Agreement contains very limited representations, warranties and covenants pertaining to the Purchased Assets.

•	FEDERAL INCOME TAX CONSEQUENCES

We expect that we will have a loss for U.S. federal income tax purposes as a result of the transaction.  We do not expect that our shareholders will recognize any gain or loss for U.S. federal income tax purposes as a result of the transaction.

•	ACCOUNTING TREATMENT

The transaction will be accounted for by us as a sale of assets.

•	DISSENTERS’ RIGHT OF APPRAISAL

Under the California Corporations Code, our shareholders will not be entitled to dissenters’ rights of appraisal.

1.	CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement, and the documents to which we refer you to in this Information Statement, contain “forward-looking” statements that reflect our current views as to future events and financial performance with respect to our operations in the data storage market and the expected closing of the transaction.  There are forward-looking statements throughout this proxy statement, including, among others, in statements containing the words “believes,” “expects,” “anticipates,” “intends,” or other similar expressions.

You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized. These forward-looking statements speak only as of the date on which the statements were made, and we undertake no obligation to update or revise any forward-looking statements as a result of new information, future events, or otherwise.

I.           INFORMATION ABOUT THE SALE OF ALL OF OUR ASSETS.

BACKGROUND AND REASONS FOR THE TRANSACTION

To date, the Company has developed and manufactured software solutions that store, manage and safeguard large quantities of data created in business and application settings.  The Company’s products are available through commercial distributors, value-added resellers, system integrations and original equipment manufacturers parties.  For the fiscal year ended September 30, 2008, the Company had a net loss of $151,103 and utilized cash of $64,363 in operating activities, and, as of September 30, 2008, had an accumulated deficit of $22,423,597, working capital deficiency of $3,409,634 and shareholders’ deficiency of $3,388,912.  As set forth in the Company’s 10-KSB for the fiscal year ended September 30, 2008, in order to continue operations, the Company will be required to raise capital.  Particularly in view of the current capital markets, the Company’s board of directors has concluded that such capital is not available, and, in the absence of a sale of the assets, the Company will be required to close its business.  The Company has also attempted to find suitable merger candidates, but has been unable to find candidates which have the necessary financial resources.  The board of directors has also concluded that the sale of assets to the Purchasers on the terms set forth in the Purchase Agreement is in the best interests of the Company’s shareholders since the Purchasers have agreed to purchase the Subsidiary which is acquiring all of the Company’s assets, and the Subsidiary will be assuming all of the liabilities of the Company except for the Renaissance Indebtedness.  This will result in the Company being a “clean shell” which will be available for a private company to effect a reverse merger.  In this connection, it is anticipated that the Renaissance Indebtedness will be converted into equity as part of the reverse merger process.

In the event that the sale of the Purchased Assets is not consummated, we will be required to cease operations.  The Company will still retain liabilities to employees and service obligations of approximately $480,000.  We do not have the resources to repay these amounts.  Accordingly, creditors may bring legal action against us to enforce their obligations, or they may elect to put this company into bankruptcy.  In the event that the Company is forced into bankruptcy, the shareholders could lose their entire investment in the Company’s shares.

OPERATIONS AFTER THE TRANSACTION

Following the closing, the Company will be a “shell company” whose principal objective will be to find a private company that is interested in becoming public through a reverse merger with the Company.

REGULATORY APPROVALS

There are no regulatory approvals required to close the transactions contemplated by the Purchase Agreement.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

We expect that the Company will recognize a loss for U.S. federal income tax purposes as a result of the transaction. We do not expect that our shareholders will recognize any gain or loss for U.S. federal income tax purposes as a result of the transaction.

ACCOUNTING TREATMENT

The transaction will be accounted for by the Company as a sale of assets.

TERMS OF THE PURCHASE AGREEMENT

The following sets forth a summary of the material provisions of the Purchase Agreement between the Company, the Subsidiary and the Purchasers.  The description does not purport to be complete and is qualified in its entirety by reference to the sale and purchase agreement, a copy of which is attached hereto as Appendix A.

General

The Purchase Agreement provides that, subject to satisfaction of certain conditions described below at “Conditions to Closing the Transaction,” the Company will sell all of the capital stock of its wholly owned Subsidiary to the Purchasers.  On or before the Closing, the Company will transfer all of its assets to the Subsidiary and the Subsidiary will assume all of the Company’s liabilities except for the Renaissance Indebtedness.

Assets To Be Sold

The assets being sold to the Purchasers are all of the assets of the Company including the Company’s accounts receivable, contracts, tangible personal property, the right to the name “CaminoSoft,” inventory and intellectual property.  The foregoing are collectively referred to in this information statement as the “Purchased Assets”.

Obligations To Be Assumed By Subsidiary

The Subsidiary has agreed assume all of the Company’s liabilities including all unpaid or unperformed obligations of the Company under maintenance and service agreements, operating liabilities and liabilities associated with any employee or consultant including relating to any employee plans or benefit arrangements (collectively, the “Assumed Liabilities”).

Purchase Price

In exchange for the Purchased Assets, the Purchasers will pay to the Company a cash payment of $1.00 and 5% of the proceeds from the sale of all or substantially all of the voting stock of the Subsidiary; the sale of all or substantially all of the assets of the Subsidiary; a merger, share exchange or similar transaction with an unrelated entity pursuant to which the acquiring entity or the equity holders of such other entity hold more than a majority of the outstanding voting shares of the merged or surviving company; or an initial public offering of the Subsidiary.

Our board of directors did not obtain an appraisal of the Purchased Assets.  However, our board of directors believes that the purchase price being paid by the Purchasers is at least equal to the fair market value of the Purchased Assets.

REPRESENTATIONS AND WARRANTIES

The Purchase Agreement contains very limited representations and warranties as to the Purchased Assets and the Company in view of the fact that the Purchasers are members of the senior management of the Company.

INDEMNIFICATION

For a period of one year from the closing, the Company has agreed to indemnify the Purchasers against, and hold them harmless from, any and all losses incurred or suffered by any of them arising out of any breach of any representation, warranty, covenant or agreement made by the Company under the Purchase Agreement.

The Subsidiary has agreed to indemnify the Company and its directors, officers, employees, agents or consultants against, and hold them harmless from, any and all losses incurred or suffered by them arising out of any breach of any representation, warranty, covenant or agreement made by the Subsidiary and the Purchasers under the Purchase Agreement, and non-payment by the Subsidiary of the Assumed Liabilities.

Other Covenants

After the closing, as soon as reasonably practicable, the Company is required to change its corporate name of one which is not similar to the word “CaminoSoft.”  Additionally, in order to fund operations until closing and pay certain payables of the Company, the Company has agreed to issue restricted stock to the funds advised by RENN Capital Corp. at $.01 per share (up to $215,000 for such purpose).

Conditions To Closing The Transaction

The consummation of the transactions contemplated under the Purchase Agreement is contingent on are, subject to satisfaction of the following conditions precedent on or before the closing date:

•	the accuracy of the Company’s and the Purchasers’ representations and warranties under the Purchase Agreement being true on the closing date;

•	the Company’s and the Purchase performance of all covenants and obligations required under the Purchase Agreement;

•	compliance with the SEC Proxy Rules including waiting twenty days after this Information Statement has been distributed to the Company’s shareholders;

•	no action by any governmental body or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby;

•	the Company shall have obtained shareholder approval for the transactions;

•
the Company and RENN Capital Group, Inc. (“RENN”) shall have received such evidence and documentation satisfactory to each of them in their sole discretion that (i) no liabilities will remain on the books and records of the Company and reflected on the Company’s balance sheet as of the Closing Date except for the Renaissance Indebtedness; (ii) all of the Company’s employees shall have released any claims including for wages, accrued vacations against the Company; and (iii) the Subsidiary will have no recourse of any kind to the Company or the shareholders of the Company;

•	the terms of the Renaissance Indebtedness which is not convertible into shares of the Company’s common Stock shall be amended to make all such Indebtedness so convertible at $0.01 per share; and

•
the Company and Crosson shall have entered into an agreement pursuant to which Crosson will continue to serve as the Company’s Chief Executive Officer and Chief Financial Officer on an at will basis at the rate of $2,500 per month.

CLOSING

The closing of the transaction is to take place promptly following the satisfaction of all of the closing conditions set forth in the Purchase Agreement.

AMENDMENTS OF THE ARTICLES OF INCORPORATION

The Amendments will: (i) change our name to “CMSF Corp.”; and (ii) increase the number of shares of our common stock authorized for issuance from 100,000,000 to 500,000,000.

To become effective, the Amendments must be filed with the California Secretary of State.  We intend to file the Amendments as soon as reasonably practicable following the 20th day following the mailing of this Information Statement to our shareholders.  A copy of the Certificate of Amendment containing the Amendments is attached to this Information Statement as Appendix B.  The following summarizes the Amendments.

Name Change

In view of the transfer of the Purchased Assets to the Purchasers, including the name “CaminoSoft,” the Company is required under the Purchase Agreement to change its name to a name which is not similar.  Accordingly, the Board of Directors has decided to change our Company’s name to CMSF Corp.

The Amendments will change our name to “CMSF Corp.”  The voting and other rights that accompany our securities will not be affected by the change in our name.  Our ticker (trading) symbol, which is currently “CMSF” may change, and the CUSIP number of our stock will change as a result of the name change.  After the name change, shareholders will be permitted to, but need not, exchange their certificates to reflect the change in corporate name.  However, the existing certificate will continue to represent shares of our common stock as if the corporate name had not changed.  Our transfer agent will issue stock certificates with the new company name as stock certificates are sent in upon transfers of shares by existing shareholders.  The transfer agent for the common stock is Computershare, 350 Indiana Street, Suite 800 Golden, CO 80401, Jennifer Harla, Team A, telephone (303) 262-0702.

Increase in Authorized Common Stock

Since 2002, we have funded a large part of our working capital needs from the sale of securities, including the sale of secured convertible debentures and notes.  We currently are authorized to issue up to 100,000,000 shares of common stock.  However, as of February 12, 2009, we already had issued and outstanding a total of 16,781,415 shares of common stock.  If these convertible debentures and notes are converted, 113,447,000 additional shares of common stock would be issued to the debentureholders and noteholders.  As a result, as of the date of this Information Statement, after taking into account all outstanding shares and all shares reserved for possible future issuance, we will not have sufficient shares of common stock available for future purposes.

An additional purpose of the increase in the number of authorized shares of common stock is to make additional shares of capital stock available for issuance by our company as the Board deems appropriate or necessary.  We currently anticipate that we will seek to acquire a business or businesses through the reverse merger process pursuant to which we will issue shares to the shareholders of the target(s).  In connection therewith, we may seek to raise additional capital, the sale of additional shares of common stock, or securities convertible into common stock.  Furthermore, additional and newly authorized shares may be needed in the future in connection with possible acquisitions of other companies, businesses or assets, or in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.

Our Board does not intend to solicit further shareholder approval prior to the issuance of any authorized shares of common stock, except as may be required by applicable law.  Holders of our common stock as such have no statutory preemptive or subscription rights with respect to future issuances of common stock.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the shareholders.  The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board out of funds legally available for that purpose.  In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

The increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing shareholders.  Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the company.  Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the company.  Except pursuant to outstanding convertible debentures and notes and the condition to the closing of the Purchase Agreement to amend the terms of the Renaissance Indebtedness not currently convertible to make such Indebtedness convertible, we have no present agreement or commitment, however, to issue any additional shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of February 12, 2009 by (i) each person who is known by the Company to own beneficially more than 5% of the Company’s outstanding Common Stock; (ii) each of the Company’s directors; (iii) the named Executive Officers; and (iv) executive officers and directors of the Company as a group:

	COMMON STOCK (1)
	NUMBER OF		PERCENTAGE OF
NAME AND ADDRESS (2)	SHARES		OUTSTANDING (3)
Robert Pearson (4)	—		—

Russell Cleveland (4)	—		—

Lee Pryor	—		—

Stephen Crosson	222,770	(5)	1.33

Renaissance Capital Growth &
Income Fund III, Inc.	5,413,556	(6)	29.35
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206

Renaissance US Growth &
Income Trust PLC (“Renaissance US”)	4,961,458	(7)	26.90
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206

BFS US Special Opportunities
Trust PLC (“BFS US”)	8,818,433	(8)	40.29
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206

All executive officers and
directors as a group
(4 persons)	222,770		1.33

(1)
As used herein, the term beneficial ownership is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2)	Except as indicated, the address of each person is c/o the Company at 600 Hampshire Road, #105, Westlake Village, California 91361.

(3)	Based on 16,781,415 shares of Common Stock outstanding as of February 12, 2009.

(4)
Does not include any shares owned by the Renaissance Funds described in the table.  Mr. Pearson is an executive officer of Renaissance Capital Group, Inc. (“RCG”) which is the investment advisor to the Renaissance Funds and BFS US and the investment manager of Renaissance US

(5)	Includes 222,770 shares of our common stock

(6)
RCG is the investment advisor of the Renaissance Funds.  The Common Shares deemed to be beneficially owned by the Renaissance Capital Growth and Income Fund III, are comprised of 3,752,444 shares of our Common Stock, warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share, warrants to purchase 58,333 shares at $1.14 per share and warrants to purchase 50,000 shares at $0.86 per share.  All of such securities are owned by the Renaissance Funds as described herein.

(7)
RCG is the Investment Manager of Renaissance US.  The Common Shares deemed to be beneficially owned by the Renaissance US Fund are comprised of 3,300,345 shares of our Common Stock and warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share, warrants to purchase 58,334 shares at $1.14 per share and warrants to purchase 50,000 shares at $0.86 per share.

(8)
RCG is the Investment Advisor for BFS US.  The Common Shares deemed to be beneficially owned by BFS US are comprised of 3,711,222 shares of Common Stock and 3,446,099 shares of Common Stock issuable upon conversion of an aggregate of $1,750,000 of 6% Convertible Debenture at a weighted average conversion price of $0.51 per share.  Also includes warrants to purchase 540,541 shares at $0.74 per share, warrants to purchase 540,540 shares at $1.11 per share, warrants to purchase 471,698 shares at $0.53 per share, warrants to purchase 58,333 shares at $1.14 per share and warrants to purchase 50,000 shares at $0.86 per share.

INTERESTS OF CERTAIN PERSONS

Stephen Crosson and Neil Murvin, each as to 50%, will be the purchasers of all of the shares of CC Merger Corp., currently a wholly owned subsidiary of the Company, which as of the closing, will be the transferee of all of the Company’s assets and will assume all of the Company’s liabilities except for the Renaissance Indebtedness.

Mr. Crosson is currently the Company’s Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer and a director.  Mr. Murvin is the Company’s Chief Technical Officer.  Mr. Crosson has also agreed to serve on at will basis as the Company’s Chief Executive Officer and Chief Financial Officer at a rate of $2,500 per month.

In connection with the closing, all of the indebtedness owed to funds (the “Funds”) advised by RENN Capital Group, Inc. (“RENN”) which is not convertible by its terms will be convertible into shares of the Company’s Common Stock.  The Funds have and are expected to fund the operations of the Company until closing and pay certain payables of the Company (up to $215,000) in consideration of the issuance to the Funds of restricted stock at $0.01 per share.  Russell Cleveland, a director of the Company, is the President, Chief Executive Officer, sole director and a majority shareholder of RENN.  Robert Pearson, a director of the Company, is a Senior Vice President and Director of Corporate Finance of Renaissance Capital Group which is the investment advisor to the Company’s largest shareholders who have executed the consent to the matters covered by this Information Statement.

CERTAIN ADDITIONAL INFORMATION

A.	Business Description

B.	Description of Property

C.	Legal Proceedings

D.	Management’s Discussion and Analysis or Plan of Operation - September 30, 2008

E.	Management’s Discussion and Analysis of Financial Condition and Results of Operations - December 31, 2008

F.	Unaudited Pro Forma Financial Statements of Acquired Assets - September 30, 2008

G.	Unaudited Pro Forma Financial Statements of Acquired Assets - December 31, 2008

H.	Financial Statements of CaminoSoft Corp with Notes - September 30, 2008

I.	Financial Statements of CaminoSoft Corp with Notes - December 31, 2008

J.	Unaudited Pro Forma Financial Statements of CaminoSoft Corp. - September 30, 2008 and December 31, 2008

A.                      BUSINESS DESCRIPTION.

BUSINESS
OVERVIEW

We develop and manufacture software solutions that store, manage, and safeguard large quantities of data created in a business and application settings. Our software for Microsoft Windows 2000, 2003, 2008, Novell NetWare and NetApp filer operating system environments enables organizations to maximize storage resources, reduce backup and recovery time and control file retention.  These products are available worldwide through commercial distributors, value-added resellers, systems integrators and Original Equipment Manufacturers (“O.E.M.”) partners.

CaminoSoft Corp. was organized in 1983 as Interscience Computer Services, Inc. to be a third-party provider of maintenance services for computer hardware and related peripheral equipment.  During 1998 and 1999 the hardware maintenance and high speed printing toner and fusing agent businesses were sold.  On September 17, 1999, we acquired certain assets (the “Camino Assets”) from Camino Software Systems, Inc. (“Camino”) for 468,000 shares of our common stock and the assumption of $315,172 of certain Camino liabilities.  The Camino Assets consisted of the name, Camino Software Systems, Inc., the Highway Server hierarchical data storage management (“HSM”) software, certain business contracts, and intangible personal property.  On April 17, 2000, we changed our name to CaminoSoft Corp. to reflect the change to a software sales and development firm.

In November 2001, we entered into a non-exclusive licensing and distribution agreement with Novell, Inc., which allowed Novell and its distribution channel partners to sell our suite of software solutions.

In January 2002, our “managed server and storage server” products for Novell NetWare operating systems were included for distribution on the Novell product price list.  As of June 30, 2003, the products were removed at our request from the Novell price list and a new agreement, allowing Novell sales personnel to sell and promote our products, is now in place.  We actively participate in Novell’s “technology partner” and PartnerNet “marketing partner” programs.

In July 2002, our products were certified as “ca smart,” Computer Associates’ certification for compatibility with its BrightStor Portal and ARCserve line of enterprise storage management solutions.  We also became a Computer Associates “partner,” which opens up additional distribution channels for our products in conjunction with Computer Associates enterprise software.

In July 2002, our Managed Server HSM™ for Windows 2000 and 2003 operating systems received certification for compatibility from Microsoft.  We are a member of the Microsoft “certified partner” program, which allows distribution partners to sell and distribute our Windows 2000/2003-based products.

In February 2003, we entered into a licensing and distribution agreement with Legato Systems, Inc. for marketing, distribution, future development and customer service of certain Legato products for Novell NetWare operating systems.  The products specified are “Standby Server™ ” for NetWare, “SnapShotServer™ ” for NetWare, and “OFFSite Archive™ ” for NetWare.  Legato transitioned all customer service to us as of February 2003.  We now have a broad base of products and solutions for the Novell NetWare storage market, which include failover, fault tolerance, mirroring, offsite archiving, and improved disaster recovery.  We continue to sell and service these Novell NetWare specific products currently.

In March 2003, we entered into a distribution agreement with Ingram Micro Inc., pursuant to which Ingram Micro will distribute our storage management products for NetWare and Windows 2000/2003 and our acquired Legato products for NetWare in North America.

In June 2003, we released a new version of OFFSite Archive for NetWare.  OFFSite Archive 3.0 is the first of a suite of products to be enhanced and released under the CaminoSoft name. The product provides a solution for offsite disaster-recovery for Novell server-based networks by maintaining asynchronous replicas of mission-critical enterprise data in a secure, offsite location, thereby keeping the information protected and available.

In February 2004, we joined EMC Corporation’s Centera Partner Program and completed the integration of The Managed Server storage management – Centera Edition with the EMC Centera Compliance Edition content addressed storage or CAS solution. EMC Centera represents an entirely new software-driven storage architecture specifically designed to address the information storage requirements of unchanging digital assets, such as print and mail electronic “reference” documents.

In February 2004, we completed the development of a product named Managed Client HSM™ for Windows XP. Based on our Managed Server HSM for Windows 2000/2003 solution, selected as a SIIA 2004 Codie Award “Best Storage Software” finalist, this innovative Windows XP-based product brings vital storage management capabilities to popular Microsoft desktops.

In May 2004, we joined Hewlett Packard’s Information Lifecycle Management Partner Program.  Our Managed Server HSM software provides a solution for automatically handling reference file dispersal and retention based on a consistent set of administrative management policies. By combining our software with the HP StorageWorks solutions and services portfolio, organizations may simplify and better control the provisioning and utilization of their data storage resources.

On June 30, 2005, we signed an OEM licensing and distribution agreement with Computer Associates International for our Managed Server HSM for Windows 2000 and 2003, Managed Server Library Edition and Managed Server HSM for Windows XP products.  The OEM agreement allows Computer Associates to distribute these products under the BrightStor suite of storage management products for Computer Associates.

In July 2005, the Company certified its suite of HSM products for use with the nStor line of SATA based storage hardware.  nStor’s hardware products are now certified to work with the Company’s suite of storage management products to provide Information Lifecycle Management storage hardware and software solutions.

In July 2005, the Company received “Ready for IBM Tivoli Software” certification for the HSM suite of data management products for use with IBM Tivoli storage infrastructures.  The Company is currently distributing Managed Server HSM Tivoli Edition for use in IBM Tivoli back up and storage environments.

In August 2005, the Company did a second round of formal certification with EMC Centera compliance and non compliance storage for our Managed Server HSM products.  The Company tested its software products with a third party testing firm and was awarded “Centera Proven Edition” status for our HSM products.  This EMC certification signifies to storage clients, current and prospective, that our software is certified and approved for use with EMC Centera data storage devices.

In September 2006, the Company announced release of an upgraded version of Managed Server HSM – Tivoli Edition.  The enhanced version of Managed Server HSM supports the IBM System Storage DR550.  The IBM System Storage DR550 is ideal for clients seeking near-line storage application needs at an entry level price point while capitalizing on mainframe inspired levels of reliability, security, and functionality.  The Company’s solution, which has “Ready for IBM Tivoli Software” validation provides a straightforward, cost-effective solution for managing data storage across multiple tiers, including the DR550, IBM Tivoli storage pool devices, SAN’s, SATA RAID subsystems, NAS target appliances, and general purpose servers.

During September 2006, the Company released Managed Server HSM for NetApp.  The NetApp edition runs on a Windows 2000/2003 server and provides true file system integration via NetApp’s FPolicy® application program interface.  Key advantages for customers include, fast efficient recall of migrated files, reclamation of NetApp NAS data storage space for active production file usage, dramatic reduction in the amount of time needed for backup (and recovery in the event of an outage), and facilitation of compliance with corporate and industry regulations governing data file retention and deletion.

During February 2007, the Company announced a partnership with RAID Inc. to provide data and storage management solutions.  RAID is a manufacturer of enterprise class storage with options including fibre channel, SAS and SATA solutions that deliver scalability, redundancy and speed.  Organizations can automate file migration and retrieval from primary to secondary and tertiary storage utilizing the combination of Managed Server HSM and RAID’s line of storage devices to address the rapid growth of data while providing storage resource and data management.

During May 2007, the Company announced support for IBM N series unified storage products.  The Company successfully completed interoperability testing with IBM® System Storage™ and has been confirmed as IBM System Storage Proven.  The program allows IBM and third-party partners to deliver products and solutions that are tested to work together in IBM storage environments.  The Company believes the latest certification and interoperability testing will open additional opportunities for joint selling with IBM sales teams around the world.

On September 6, 2007, the Company entered into an Agreement and Plan of Merger with Shea Development Corp.  Upon closing the Merger the shareholders of the Company were to retain 4.99% of the fully diluted capital stock after giving effect to shares of the Company’s Common Stock (i) to be issued to the holders of Shea Common Stock; (ii) issuable upon conversion of the Shea Preferred Stock; (iii) issuable upon exercise of the newly issued Shea options and warrants; and (iv) which will be issued or issuable in connection with financing to be undertaken between the signing of the Agreement and Closing with gross proceeds of at least $6,000,000 at a per share price of not less than $0.50.  It was anticipated that the merger would be concluded during the first half of calendar year 2008.  On June 20, 2008, the Company notified Shea Development Corp. it was terminating the agreement and plan of merger due to Shea’s inability to complete the transaction.

B.            DESCRIPTION OF PROPERTY

As of December 1, 2008, the Company leases one office facility in Westlake Village, California for the Company’s executive offices pursuant to a lease extension expiring January 31, 2009, at a rental rate of $2,500 per month.

C.            LEGAL PROCEEDINGS

The Company may, from time to time, be involved in legal proceedings, claims and litigation arising in the ordinary course of business.  It is possible the outcome of such legal proceedings, claims and litigation could have a material effect on the operating results or cash flows when resolved in a future period.  These matters are not expected to have a material adverse effect upon the Company’s financial statements.  Currently the Company has no ongoing legal proceedings.

D.            MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION – SEPTEMBER 30, 2008

The following discussion and analysis should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

OVERVIEW

CaminoSoft Corp. (the “Company”) previously known as Interscience Computer Corporation, was incorporated under the laws of the State of California on October 14, 1983, to be a third party provider of maintenance services for computer hardware and related peripheral equipment.  On September 17, 1999, the Company acquired the assets (the “Camino Assets”) of Camino Software Systems, Inc. (“Camino”), a data storage company, for 468,000 shares of the Company’s common stock and assumed $315,172 of certain Camino liabilities.  The Camino assets consisted of the name, Camino Software Systems, Inc., the data storage management software, certain business contracts, and intangible personal property.  The Company allocated the amount paid and assumed in the amount of $502,372 to the fair value of the software.

In December 2003, we completed certification of Pegasus Disk Technologies archive management software for use in conjunction with our data movement and lifecycle management solutions.  The partnership allows us to create a virtualized data pool that expands secondary storage onto any number of archive devices while simplifying management of those resources.  The combined solution allows organizations to meet strict compliance regulations and optimize storage investment and utilization.  Also in December 2003, we announced completion of the “library edition” which allows comprehensive tape library management support for our information lifecycle management solutions.  The Library Edition offers all of the features of our standard Managed Server HSM software and extends this functionality by providing the additional capability to migrate files further along a storage hierarchy to tape libraries, autoloaders, and jukeboxes from leading vendors such as Hewlett Packard, StorageTek, ADIC and Overland Data.

In February 2004, we completed integration of the Managed Server HSM software with EMC Corporations Centera and Centera Compliance edition content addressable storage.  We also entered into EMC Corporations Centera Partner Program.  Our Managed Server HSM Centera Edition enables customers to better manage utilization of storage resources throughout the enterprise.  Our Managed Server Centera package combines data management and storage scalability, which are requirements that are increasing in the markets we serve.  Also in February 2004, we released “Managed Client HSM(™)” for Windows XP.  The new product provides the ability to automatically migrate, recall, and delete files based on age and activity criteria, supporting standard Windows XP infrastructures including wireless communications.  “Managed Client HSM(™)” adds another dimension of scalability and affordability to our ILM suite of products and solutions.  “Managed Client HSM(™)” provides the same type of automated data movement and management as the managed server products while running on workstations or home user pc’s or lap tops.  It allows IT administrators to now protect user information that was stored on the workstation in the enterprise IT storage environment for back up and replication.

On June 30, 2005, the Company signed an OEM software licensing and distribution agreement with Computer Associates International, Inc. (“CA”).  The Company will provide Windows HSM, both server and client editions along with Managed Server Library Edition private labeled for CA’s distribution.  The Company received a non refundable $250,000 payment in July 2005 and has delivered, with CA’s full acceptance, the CA branded and licensed versions of the licensed products.  The agreement called for two royalty pre-payments, the first for $500,000 was received during October 2005.  The second pre payment of $250,000 was paid on the anniversary date of the contract, June 30, 2006.  CA  and the Company have agreed to jointly sell into CA customer prospects.  CA will focus its sales on the BrightStor and Unicenter suite of products provided by CA, and the Company will directly sell and focus on sales of the Company’s ILM suite of products compatible with CA’s BrightStor suite of products.

In July 2005, the Company certified its suite of HSM products for use with the nStor line of SATA based storage hardware.  nStor’s hardware products are now certified to work with the Company’s suite of storage management products to provide Information Lifecycle Management storage hardware and software solutions.

In July 2005, the Company received “Ready for IBM Tivoli Software” certification for the HSM suite of data management products for use with IBM Tivoli storage infrastructures.  The Company is currently distributing Managed Server HSM Tivoli Edition for use in IBM Tivoli back up and storage environments.

In August 2005, the Company did a second round of formal certification with EMC Centera compliance and non compliance storage for our Managed Server HSM products.  The Company tested its software products with a third party testing firm and was awarded “Centera Proven Edition” status for our HSM products.  This EMC certification signifies to storage clients, current and prospective, that our software is certified and approved for use with EMC Centera data storage devices.

In September 2006, the Company announced release of an upgraded version of Managed Server HSM – Tivoli Edition.  The enhanced version of Managed Server HSM supports the IBM System Storage DR550.  The IBM System Storage DR550 is ideal for clients seeking near-line storage application needs at an entry level price point while capitalizing on mainframe inspired levels of reliability, security, and functionality.  The Company’s solution, which has “Ready for IBM Tivoli Software” validation provides a straightforward, cost-effective solution for managing data storage across multiple tiers, including the DR550, IBM Tivoli storage pool devices, SAN’s, SATA RAID subsystems, NAS target appliances, and general purpose servers.

During September 2006, the Company released Managed Server HSM for NetApp.  The NetApp edition runs on a Windows 2000/2003 server and provides true file system integration via NetApp’s FPolicy® application program interface.  Key advantages for customers include, fast efficient recall of migrated files, reclamation of NetApp NAS data storage space for active production file usage, dramatic reduction in the amount of time needed for backup (and recovery in the event of an outage), and facilitation of compliance with corporate and industry regulations governing data file retention and deletion.

During February 2007, the Company announced a partnership with RAID Inc. to provide data and storage management solutions.  RAID is a manufacturer of enterprise class storage with options including fibre channel, SAS and SATA solutions that deliver scalability, redundancy and speed.  Organizations can automate file migration and retrieval from primary to secondary and tertiary storage utilizing the combination of Managed Server HSM and RAID’s line of storage devices to address the rapid growth of data while providing storage resource and data management.

During May 2007, the Company announced support for IBM N series unified storage products.  The Company successfully completed interoperability testing with IBM® System Storage™ and has been confirmed as IBM System Storage Proven.  The program allows IBM and third-party partners to deliver products and solutions that are tested to work together in IBM storage environments.  The Company believes the latest certification and interoperability testing will open additional opportunities for joint selling with IBM sales teams around the world.

On September 6, 2007, the Company entered into an Agreement and Plan of Merger with Shea Development Corp.  On June 24, 2008, the Company formally terminated the Agreement and Plan of Merger with Shea Development Corp.

Our software provides products and integrated solutions for addressing the increasing need for management of data.  Today IT departments face a variety of challenges with some of the most critical relating to data storage and management.  Two of these challenges are (1) reducing the total cost of ownership of data storage by better leveraging IT resources, both hardware and people, and (2) increasing productivity by enabling better access to information, thereby making quicker and faster decisions.  Our software virtualizes pools of stored data both to the end-user transparently and to the IT administrator while integrating with most operating systems and applications.  We can reduce the back-up window, lower the overall cost of storage and enhance the value of information across the organization.  Our strategy has been built on the benefits our technology brings.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

We have identified the following critical accounting policies and estimates that affect our more significant judgments and estimates used in the preparation of our financial statements.  The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America requires that we make estimates and judgments that affect the reported amounts of assets and liabilities.  We evaluate those estimates on an ongoing basis, including those related to asset impairment, contingencies and litigation.  These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances.  Actual results could vary from those estimates under different assumptions or conditions.  We believe that the following critical accounting policies affect significant judgments and estimates used in the preparation of our financial statements.

Long Lived Assets.
•
We review our long-lived assets, which include property and equipment and capitalized software, for possible impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.  If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset are less than its carrying value, we record a write-down to reduce that asset to its estimated fair value.  The fair value is determined based on discounted cash flows or appraised values depending on the nature of the asset.

Research and development costs.
•
Research and development costs, which consist primarily of software development costs, are expensed as incurred.  Statement of Financial Accounting Standards No. 86, “Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed” (“SFAS 86”), provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established.  As of September 30, 2008, the Company has capitalized approximately $325,000 of such software development costs.  The Company expects to continue research and development projects into the future along with additional capitalized development as projects reach proof of concept stages of development.  The current net balance of capitalized software is approximately $19,320.  In the current fiscal year the Company has not capitalized any new software development.  Software capitalized is stated at cost.  Amortization is computed on the straight-line method based upon the estimated useful life of the asset, primarily seven years.  During the current year the Company had approximately $245,500 in R & D expense compared to approximately $362,000 during the prior year.  The Company will continue the R & D program into the future as new products are developed and integrated into our data management suite of solutions.

Revenue.
•
Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the fee is fixed or determinable, and collectibility is probable.  We enter into certain arrangements where we are obligated to deliver multiple products and/or services (multiple elements).  In these transactions, we allocate the total revenue among the elements based on the sales price of each element when sold separately (vendor-specific objective evidence).  Revenue for products licensed to original equipment manufacturers (OEM’s), and perpetual licenses for current products in our server based data management suite of products is recognized as products are shipped.  If annual service is a part of the sale agreement that portion of the revenue is recorded as unearned due to undelivered elements including, annual telephone support and the right to receive unspecified upgrades/updates of our data management products on a when-and-if-available basis.  Unspecified upgrades, or patches, are included in our product support fee.  The upgrades are delivered only on a when-and-if-available basis and as defined in SOP 97-2, are considered Postcontract Customer Support (“PCS”).  Vendor-specific objective evidence does exist for these services in the aggregate; however, no vendor-specific objective evidence exists for the unspecified upgrades on a stand alone basis.  When-and-if-available deliverables should be considered in determining whether an arrangement includes multiple elements; however, SOP 97-2 states that if sufficient vendor-specific objective evidence does not exist for the allocation of revenue to the various elements of the arrangement, and if the only undelivered element in an arrangement is PCS, the entire fee for the support should be recognized ratably.  Because the timing, frequency, and significance of unspecified upgrades/updates can vary considerably, the point at which unspecified upgrades/updates are expected to be delivered should not be used to support income recognition on other than a straight-line basis.  As such, the Company recognizes the product support fee consisting of PCS and unspecified upgrades/updates ratably over the service contract period.

RESULTS OF OPERATIONS

FISCAL YEARS ENDED SEPTEMER 30, 2008 AND SEPTEMBER 30, 2007

During the current fiscal year, the Company continued to focus on development of features and upgrades on products, while expanding their functionalities to other operating platforms including completion of our Manager Server products for Network Appliance filers.  The Company has continued its sales and marketing strategy to focus on development and support for its data storage and management solutions, while utilizing its partners’ sales, marketing and distribution channels.  Revenues for the current fiscal year decreased by approximately 28%, from $2,079,000 in fiscal year 2007 to $1,492,000 for the current fiscal year.  The revenue decrease was a result of multiple factors, including but not limited to transitioning the product line for enterprise selling opportunities which include bundling our software with partner software and hardware products.  These enterprise sales have much longer sales cycles in return for an increase in the average sale value.  Sales for the Company’s software products were approximately $807,000 or 54% of the total revenue for the current fiscal year; annual service contracts constituted approximately 41% or $611,000;  and the remaining 5% of revenue was derived from installation and other services.  The high availability products, StandbyServer and OFFSite Archive for NetWare accounted for approximately 6% of the total product sale revenue as compared to 15% in the prior fiscal year, with the Company’s core HSM technology for both NetWare and Windows representing the other 94% of the total product sale revenue for the current fiscal year.  Billings for annual service contracts decreased during the current fiscal year due to decreased product sales.  Deferred revenue decreased from approximately $824,000 in the fiscal year ended September 30, 2007 to approximately $477,000 for the current fiscal year.  The decrease in deferred revenue was due to the decrease in product sales revenue during the current fiscal year.  Cost of sales decreased from approximately $165,000 in the prior fiscal year to approximately $58,000 in the current fiscal year representing a decrease of approximately 65%.  Cost of sales as a percentage of revenue decreased from approximately 8% in fiscal year ended September 30, 2007 to approximately 4% during the current fiscal year.  Gross profit decreased by approximately 25% or $479,000 from $1,914,000 in fiscal year 2007 to $1,435,000 in fiscal year 2008.  The decrease in gross profit resulted from the Company’s decreased revenue from product sales during the current fiscal year.

Selling and administrative expenses for the current year were approximately $1,136,000, a decrease of approximately $825,000 or 42% as compared to fiscal year 2007.  The decrease was a result of the Company’s continued effort to minimize overhead expenses while maintaining sales and marketing support for our partner and channel distribution strategy.  The change from a direct sales approach to one of a support role for the Company’s OEM partners sales forces continued during the fiscal year, which reduced wage expense related to direct selling, while increasing the expense related to marketing and sales support for our OEM partners distribution channels.  The Company intends to continue expansion of the sales and marketing support functions for direct selling and to continue the training for both technical support teams and sales forces of the Company’s current and future distribution, and business partners.

Depreciation expense for the current fiscal year of approximately $4,500 decreased approximately 67% or $9,000 as compared to fiscal year ended September 30, 2007.  The depreciation expense decrease is due to the full depreciation of office and test equipment during the fiscal year.

Research and development expense for the current year was $245,500 as compared to approximately $362,000 for fiscal year 2007.  This decrease is due to completion of projects and reduction of certain non employee technical resources during the current fiscal year.  The Company began new research and development projects during the second half of the current year and plans to continue the research and development program during the coming year.  As projects complete and become viable the Company expects to capitalize portions of the development expense.  The Company may also add additional consulting development resources during the upcoming fiscal year which will contribute to the research and development expense during the upcoming fiscal year.  These development project completions have added to the Company’s ability to gain additional market access through the sales and distribution channels of companies like EMC, IBM, HP, Network Appliance and Computer Associates.

There were no other income items during the current or prior fiscal year.  The current fiscal year included approximately $200,000 of interest expense related to borrowing balances, which is a decrease in interest expense of approximately $112,000 over fiscal year 2007.  Approximately $23,500 of the total current fiscal year interest expense was non cash debt discount representing the expense for warrants issued with debt, which is being expensed over the term of the debentures and loan that make up the debt.  The amortization of non cash debt discount recorded as expense during the current fiscal year completed the amortization of all debt discount.  The remaining interest expense for the current of fiscal year of approximately $176,500 was interest on loans payable for the current fiscal year.

LIQUIDITY AND CAPITAL RESOURCES

The Company incurred a net loss of $151,103 and $734,851 for the years ended September 30, 2008 and 2007, respectively, and has an accumulated deficit of $22,423,597 as of September 30, 2008.   We have terminated an agreement to merge with Shea Development Corp. which we anticipated would be completed during the first half of calendar year 2008.  There can be no assurance that we will be able to complete merger or sale transaction to replace the terminated agreement.    Without the timely completion of a merger or sale, based on our current level of cash flow, we will have to cease or substantially curtail our operations on or before January 1, 2009.

During fiscal year 2008, the Company’s cash position increased by approximately $86,000, from approximately $72,000 at September 30, 2007 to $158,000 at September 30, 2008.  The Company’s revenues decreased during the fiscal year and the Company is at a break even point operationally.  The accounts receivable balance as of September 30, 2008 decreased by approximately $108,000 or 56% as compared to the fiscal year ended September 30, 2007.

During December 2003, the Company issued in a private placement, 3,243,243 shares of common stock and 5 year warrants to purchase 3,243,243 shares with 50% of the warrants at an exercise price of $0.74 and 50% at an exercise price of $1.11, for $1,200,000.  The funds were used to support business expansion and operations.

 During July 2004, the Company received $750,000 from a two year secured loan from Renaissance Capital Group managed funds.  Interest is being paid at 7% in monthly installments based on the outstanding principal balance.  As part of the funding, the Company issued five year warrants to purchase an aggregate of 1,415,094 shares of Common Stock at an exercise price of $0.53 per share.  During February 2006, the Company issued to the RENN Capital Group managed funds an aggregate of 150,000 warrants to purchase the Company’s common stock at $0.86 per share in consideration of an agreement to extend the maturity date for the $750,000 note payable for an additional 18 months.  The new maturity date for the notes is January 19, 2008.  The Company continued to pay interest at 7% on a monthly basis based on the current outstanding principal balance of $750,000.  The estimated value of the warrants of $77,663 was recorded on the Company’s financial statements as debt discount and was amortized over the term of the extension.

During October 2005, the Company negotiated an extension of the two parts of the convertible debenture with a total principal balance of $1,750,000.  Pursuant to a Renewal and Modification agreement dated October 28, 2005, the lender agreed to extend the maturity date of the two 6% Convertible Debentures dated November 27, 2002 in the aggregate principal amount of $1,750,000 to May 27, 2007.  In consideration of such extension, the Company agreed to grant to the lender a five-year warrant to purchase 175,000 shares of Company Common Stock at an exercise price of $1.14 per share (subject to adjustment).  The estimated value of the warrant ($166,093) was recorded on the Company financial statements as debt discount and was amortized over the term of the extension.

During February 2006, the Company issued to BFS US Special Opportunities Trust PLC and Renaissance US Growth & Income Trust PLC an aggregate of 697,674 shares of common stock at a price of $0.86 per share in a private placement for $600,000.  The Company agreed to register the resale of its shares as soon as practicable.

On February 7, 2007, the Company received an aggregate of $200,000 from two three month secured convertible notes from two funds managed by RENN Capital Group, Inc.  Interest of 8% will be paid in monthly installments during the term of the notes.  The notes mature on May 7, 2007, at which time all principal and accrued and unpaid interest will be due and payable in full.  The notes are convertible at the option of the holder, into shares of the Company’s common stock, with an initial conversion price of $0.30 per share.  Each holder of a note may convert in whole or in part the outstanding principal plus accrued but unpaid interest into the Company’s common stock at a conversion price of $0.30 per share.  In the event that the Company issues additional common stock, or securities convertible into common stock, at a price lower than the conversion price while these notes are outstanding, the conversion price of these notes will automatically adjust downward to such price at which the new common stock has been issued.  The conversion price of the notes, however, shall never be adjusted to less than $0.01 per share.

Pursuant to renewal and modification agreements the Company extended the total debt with an aggregate principal balance of $2,700,000 to February 27, 2008.  In addition to extending the debt the Company also converted from cash payments of interest to interest payments in unregistered common stock beginning November 1, 2007.  In October 2007, the Company received an additional $100,000 from RENN Capital Group funds to help pay legal and accounting fees related to the merger and acquisition process happening at that time with Shea Development Corp.  Although the funds have no terms or formal agreement, the Company recorded the deposit as a loan payable and will include the disposition of the loan with the other debt when paid or otherwise satisfied.

During the quarter ended March 31, 2008, the Company negotiated to extend the maturity dates of the entire $2,800,000 of debt then currently due.  Pursuant to renewal and modification agreements the Company extended the maturity date of the total debt with an aggregate principal balance of $2,800,000 to May 30, 2008.  The Company will continue interest payments in the form of unregistered common stock calculated monthly until the notes mature.  In February 2008, the Company received an additional $50,000 from RENN Capital Group funds to pay for additional legal and accounting fees in support of the Shea Development merger process.  The deposit was recorded as a loan payable on the Company’s financial reports.  Interest of 8% will be paid in monthly installments beginning March 1, 2008, until the principal balance is paid in full.  Interest can be paid in cash or in unregistered common stock at the Company’s discretion.

Pursuant to renewal and modification agreements dated as of November 12, 2007, all interest payments commencing on November 1, 2007 or after are due and payable in either cash or restricted shares of Company common stock at the Company’s discretion.  The number of shares to be issued shall be equal to the amount of interest payment due divided by the average of the last sale prices (or closing bid prices) for the five trading days immediately preceding the payment date.  As such, during the twelve month period ended September 30, 2008, interest expense of approximately $200,000 was recorded on the Company’s financial statements and paid with the issuance of 2,522,659 shares of unregistered common stock.

Subsequent to September 30, 2008 and prior to the date of this filing the Company negotiated an extension of the maturity date of debt with an aggregate value of $2,850,000.  Pursuant to a renewal and modification agreement dated October 24, 2008, the Company extended the maturity date of $2,850,000 in loans payable until April 30, 2009.  All other terms and conditions remain the same.

Going Concern

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.  The Company had a net loss of $151,103 and utilized cash of $64,363 in operating activities during the year ended September 30, 2008, and had a working capital deficiency of $3,409,634 and shareholders’ deficiency of $3,388,912 at September 30, 2008.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

In order to continue operations the Company will be required to raise capital.  In the current environment management believes that it is highly unlikely that such capital will be available.  Accordingly, the Company is attempting to complete a sale of business.  There can be no assurance that we will be able to complete a sale of the business.  Without the timely completion of a sale transaction and based on our current level of revenue and cash flow, we will have to cease or substantially curtail our operations on or before April 30, 2009.

CONTRACTUAL OBLIGATIONS AND OFF-BALANCE SHEET ARRANGEMENTS

The following summarizes our contractual obligations at September 30, 2008 and the effects such obligations are expected to have on liquidity and cash flow in future periods:

	Payments due by Period
		Less than	1-3	4-5	After
	Total	1-year	Years	Years	5 Years
Notes payable	$2,850,000	$2,850,000	$—	$—	$—
Interest on notes Payable	103,542	103,542
Employment Agreements	75,000	75,000
Operating leases	10,000	10,000	—	—	—
	$3,038,542	$3,038,542	$—	$—	$—

Except for the operating leases and employment agreements above, the Company has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company’s financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources.

E.             Management’s Discussion and Analysis of Financial Condition and Results of Operations – December 31, 2008

FORWARD-LOOKING STATEMENTS

In addition to historical information, this Quarterly Report contains forward-looking statements.  The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in this section.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.  Readers should carefully review the risks described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008, the Quarterly Reports on Form 10-QSB filed by the Company and any Current Reports on Form 8-K by the Company.

The following discussion and analysis should be read in conjunction with the condensed consolidated financial statements and notes thereto in this quarterly report.

OVERVIEW

On September 17, 1999, the Company acquired the assets (the “Camino Assets”) of Camino Software Systems, Inc. (“Camino”) for 468,000 shares of the Company’s common stock and assumed $315,172 of certain Camino liabilities.  The Camino Assets consisted of the name, Camino Software Systems, Inc., data storage management software, certain business contracts, and intangible personal property.  Camino had developed the Highway Server hierarchical storage management (“HSM”) software.  The Company has continued development of HSM products and currently supports all levels of Novell NetWare and Microsoft Windows 2000.  In addition, the Company has been certified by Computer Associates as “ca smart” for compatibility with the Computer Associates BrightStor Portal and ARCServe back up products.  In addition, the Company’s HSM product has been certified for use with EMC Centera and Centera Compliance edition storage hardware.

Three-Month Periods Ended December 31, 2008 and December 31, 2007

Sales during the current quarter decreased by approximately $272,000 or 57%, as compared to the quarter ended December 31, 2007.  The decrease in revenue for the current quarter was a result of a large number of pipeline prospects moving projects out of the current year.  In some cases projects were cancelled completely while other new implementations were being delayed into the new calendar year.  The Company’s sales focus during the quarter continued the effort to capitalize on the sales activities with product and distribution partners.  Deferred revenue for sales of annual service contracts decreased as compared to the balance at September 30, 2008 by approximately $122,000, due to recognition of royalties by CA for OEM licensed products and reduced service renewals during the prior year and current three month period.  The deferred revenue balance is approximately $356,000 as of December 31, 2008.

The Company’s HSM products represented approximately 100%, or $13,800, of the new product revenue for the current 3 month period with the high availability products representing earned deferred revenue only during the current quarter.  The service revenue is taken ratably over the term of the service contracts.  During the current quarter, the Company continued to concentrate on selling and developing the sales infrastructure to support the sales forces of O.E.M. partners and integrators who distribute the Company’s solutions.  The Company also continued reduced operations to save cash flow and survive into the new year.

Cost of sales for the current quarter decreased as compared to the quarter ended December 31, 2007 by approximately $5,600, or 37%.  All of the approximately $9,650 of the cost of sales for the current quarter is from amortization of capitalized software development and remains consistent.  Cost of sales includes third party software and hardware expense for sales of integrated systems including the Company’s software solutions pre-loaded on storage hardware.  There were no sales of hardware and no related hardware cost of sales expense during the current or comparable quarter.  The amortization of capitalized software has stabilized with no additional software capitalization during the prior twelve months.  Software development amortization represented 100% of the total cost of sales for the current quarter.  Gross profit decreased in the current quarter as compared to December 31, 2007 by approximately $266,000, or 58%, due to the decrease in sales for the current quarter as compared to the quarter ended December 31, 2007.

Selling and administrative expenses decreased as compared to the quarter ended December 31, 2007 by approximately $219,000, or 56%. The reduction is a result of the Company’s continuing effort to reduce non essential expense and minimize all required expenses.  The largest component of selling and administrative expenses are the employee wages and payroll taxes, which constituted approximately $126,000, or 74%, of the total selling and administrative expense for the current quarter.  The Company anticipates selling and administrative expenses will remain consistent for the remainder of the current fiscal year.

Depreciation and amortization decreased approximately $1,150, or 81%, as compared to the quarter ended December 31, 2007 due to certain office, test equipment, furniture and fixture items fully depreciated at the beginning of the current fiscal quarter.

Research and development expense for the current quarter of $47,000 decreased as compared to the quarter ended December 31, 2007 by approximately $32,000, or 41%.  Research and development expense will fluctuate up or down depending on the status and completion of projects.  The Company has significantly reduced the research and development expense relating to the declining high availability product line.  During the current quarter, no development expense was capitalized under SFAS 86 for software development.

The Company had a loss from operations for the current three-month period of approximately $24,500 as compared to a loss from operations of approximately $10,800 for the three months ended December 31, 2007.  The increase in operating loss for the current quarter is a direct result of the large reduction in sales for the current quarter.  Billings for the current year are down significantly which is increasing the need to reduce all expenses related to the operations.  The Company intends to continue its focus on our partners sales teams with products integrated or compatible with data management and archiving solutions provided to their end user base of clients.

During the current quarter, the Company had net interest expense of approximately $45,000 as compared to approximately $61,000 in net interest expense during the prior year’s quarter.  The decrease of approximately $16,000, or 26%, in interest expense is a result of reduction in monthly non cash interest charges based on current loan payable balances and warrant expenses relating to an extension of the convertible debenture and loan payable maturity dates.  Currently the Company has a principal balance of $1,750,000 on a convertible debenture from RENN Capital Group, with 6% interest paid monthly.  The Company also has a principal balance of $750,000, in connection with a two year 7% loan from RENN Capital Group.  The Company also has a principal balance of $300,000 for a short term loan from RENN Capital Group with interest of 8% on $200,000 of the principal balance being paid in monthly installments.  In February 2008, the Company received an additional $50,000 in funding from the RENN Capital Group with interest of 8% to be paid in unregistered stock or cash at the Company’s discretion.  The note will mature at the same time as other current debt with the RENN Capital Group.  No cash interest was paid during the current quarter and all future interest payments relating to the debt principal on the balance sheet will be paid in cash or unregistered common stock at the Company’s discretion.  The Company negotiated this change in interest payment during the recent extensions of the loan principal maturity dates.

LIQUIDITY AND CAPITAL RESOURCES

The cash balance as of December 31, 2008 of approximately $27,000 showed a decrease of approximately $131,000, or 83%, as compared to the cash balance at year end September 30, 2008.  The decrease in cash was due to continued payment of payables and accrued liabilities during the quarter.  Cash collections and new billings were down significantly during the quarter.   Receivables balances have decreased by approximately $45,000 as compared to the receivables balance at September 30, 2008, due to inconsistent sales during the current three month period.

During July 2004, the Company received $750,000 from a two year secured loan from Renaissance Capital Group managed funds.  Interest is being paid at 7% in monthly installments based on the outstanding principal balance.  As part of the funding, the Company issued five year warrants to purchase an aggregate of 1,415,094 shares of Common Stock at an exercise price of $0.53 per share.  During February 2006, the Company issued to the Renaissance Capital Group managed funds an aggregate of 150,000 warrants to purchase the Company’s common stock at $0.86 per share in consideration of an agreement to extend the $750,000 loan payable maturity date for an additional 18 months.  The new maturity date for the notes was January 19, 2008.  The Company will continue to pay 7% interest on a monthly basis based on the current outstanding principal balance of $750,000.  The estimated value of the warrants of $77,663 was recorded on the Company’s financial statements as debt discount and was amortized over the term of the extension.

 Pursuant to a Renewal and Modification Agreement dated October 28, 2005, the lender agreed to extend the maturity date of the two 6% Convertible Debentures dated November 27, 2002 in the aggregate principal amount of $1,750,000 to May 27, 2007.  In consideration of such extension, the Company agreed to grant to the lender a five-year warrant to purchase 175,000 shares of Company Common Stock at an exercise price of $1.14 per share (subject to adjustment).  The estimated value of the warrant ($166,093) was recorded on the Company financial statements as debt discount and was amortized over the term of the extension.

On February 7, 2007, the Company received an aggregate of $200,000 from two three month secured convertible notes from two of RENN Capital Groups managed funds.  Interest of 8% will be paid in monthly installments during the term of the notes.  The notes matured on May 7, 2007, at which time all principal and accrued and unpaid interest would have been due and payable in full.  The notes are convertible at the option of the holder, into shares of the Company’s common stock, with an initial conversion price of $0.30 per share.  The funds are being used to support the operations of the Company.  Each holder of a note may convert in whole or in part the outstanding principal plus accrued but unpaid interest into the Company’s common stock at a conversion price of $0.30 per share.  In the event that the Company issues additional common stock, or securities convertible into common stock, at a price lower than the conversion price while these notes are outstanding, the conversion price of these notes will automatically adjust downward to such price at which the new common stock has been issued.  The conversion price of the note, however, shall never be adjusted to less than $0.01 per share.

In October 2007, the Company received an additional $100,000 from RENN Capital Group funds to help pay for legal and accounting fees relating to the merger and acquisition process happening at that time with Shea Development now known as Riptide Worldwide, Inc.  previously disclosed.  Although the funds have no terms or interest due, the Company recorded it as a loan payable and plans to repay or write off the balance due at the time the other debt is paid or otherwise satisfied.  In February 2008, the Company received an additional $50,000 8% loan from RENN Capital Group funds via wire transfer to help pay for additional legal and accounting fees relating to the proposed merger and acquisition with Riptide Worldwide, Inc. previously known as Shea Development.  Interest of 8% will be paid in monthly installments beginning March 1, 2008, until the principal balance is paid in full.  Interest can be paid in cash or in unregistered common stock at the Company’s discretion.  During the quarter ended March 31, 2008, the Company negotiated to extend the maturity dates of debt due before March 31, 2008.  Pursuant to renewal and modification agreements the Company extended the total debt with an aggregate principal balance of $2,700,000 to May 30, 2008.  In addition to extending the due date the Company also continued the ability to pay monthly interest in cash or payments in unregistered common stock.  On June 20, 2008 the Company formally terminated the merger and acquisition agreement with Riptide Worldwide, Inc.  Management is currently negotiating maturity extensions for loans and debentures with RENN Capital Group.

Pursuant to renewal and modification agreements dated as of November 12, 2007, all interest payments commencing on November 1, 2007 or after are due and payable in either cash or restricted shares of Company common stock at the Company’s discretion.  The number of shares to be issued shall be equal to the amount of interest payment due divided by the average of the last sale price (or closing bid prices) for the five trading days immediately preceding the payment date.  As such, during the three month period ended December 31, 2008, interest expense of approximately $44,700 was recorded on the Company’s financial statements and paid with the issuance of 1,561,865 shares of unregistered common stock.

During the current quarter the Company negotiated an extension of the maturity date of debt with an aggregate value of $2,850,000.  Pursuant to Renewal and Modification Agreements dated October 24, 2008 the Renaissance Lenders agreed to extend the maturity dates of total debt in the amount of $2,850,000 to April 30, 2009.

On January 26, 2009, the Company agreed to modify all non convertible debt held by RENN Capital Group managed funds, which included, RENN Capital Growth and Income Fund III, Inc., Renaissance US Growth Investment Trust, Plc., and Global Special Opportunities Trust Plc. Collectively, the (“Lenders”).  The Company had issued to the Lenders promissory notes with an aggregate value of $900,000, the Company and Lenders agree to amend the notes so that such instruments shall be convertible, at any time and from time to time, at the option of the applicable Lender, convertible (in whole or in part) into shares of the Company’s common stock, at a conversion price of $0.01 per share.  The Company also agreed to amend its articles of incorporation to increase the number of shares of its authorized common stock in order to have sufficient shares of common stock to satisfy the full conversion of all the Company’s outstanding securities which are convertible into, or exercisable for, shares of the Company’s common stock, including the notes.

Going Concern

 The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.  The Company had a net loss of $69,187 and utilized cash of $131,203 in operating activities during the three months ended December 31, 2008, and had a working capital deficiency of $3,424,157 and shareholders’ deficiency of $3,413,359 at December 31, 2008.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

The Company’s working capital requirements in the foreseeable future will depend on a variety of factors including its ability to raise enough additional capital to continue operations.

As of the date of this filing the Company’s board of directors have agreed to and signed a stock purchase agreement to sell the operating assets and liabilities of the current software development business. The assets and liabilities will be transferred into the Company’s wholly owned subsidiary CC Merger Corp. and the subsidiary will be purchased by the current management.  The public entity will remain available for a merger of a business into the public shell or outright sale of the public shell.  The Company will be filing an information statement as soon as practicable.  The stock purchase agreement is attached as an exhibit to this filing.

Critical Accounting Policies and Estimates

We have identified the following critical accounting policies and estimates that affect our more significant judgments and estimates used in the preparation of our financial statements.  The preparation of our financial statements in conformity with accounting principles generally accepted in the United States of America requires that we make estimates and judgments that affect the reported amounts of assets and liabilities.  We evaluate those estimates on an ongoing basis, including those related to asset impairment, contingencies and litigation.  These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances.  Actual results could vary from those estimates under different assumptions or conditions.  We believe that the following critical accounting policies affect significant judgments and estimates used in the preparation of our financial statements.

•
We review our long-lived assets, which include property and equipment and capitalized software, for possible impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.  If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset are less than its carrying value, we record a write-down to reduce that asset to its estimated fair value.  The fair value is determined based on discounted cash flows or appraised values depending on the nature of the asset.

•
Research and development costs, which consist primarily of software development costs, are expensed as incurred.  Statement of Financial Accounting Standards No. 86, “Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed” (“SFAS 86”), provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established.  As of December 31, 2008, the Company has capitalized a total of approximately $325,000 of such software development costs.  The Company expects to continue research and development projects into the future along with additional capitalized development as projects reach proof of concept stages of development.  The current net balance of capitalized software is approximately $9,666.  In the current fiscal period the Company has not capitalized any new software development.  Software capitalization is stated at cost.  Amortization is computed on the straight-line and accelerated methods based upon the estimated useful life of the asset, primarily seven years.  During the current three month period the Company had approximately $47,000 in R & D expense compared to approximately $79,200 in the prior year three month period.  The Company will continue the R & D program into the future as new products are developed and integrated into our data management suite of solutions.

•
Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable.  We enter into certain arrangements where we are obligated to deliver multiple products and/or services (multiple elements).  In these transactions, we allocate the total revenue among the elements based on the sales price of each element when sold separately (vendor-specific objective evidence).

•
Revenue for products licensed to original equipment manufacturers (OEMs), and perpetual licenses for current products in our server based data management suite of products is recognized as products are shipped.  If annual service is a part of the sale agreement that portion of the revenue is recorded as unearned due to undelivered elements including, annual telephone support and the right to receive unspecified upgrades/updates of our data management products on a when-and-if-available basis.  Unspecified upgrades, or patches, are included in our product support fee.  The upgrades are delivered only on a when-and-if-available basis and as defined in SOP 97-2, are considered PCS.  Vendor-specific objective evidence does exist for these services in the aggregate; however, no vendor-specific objective evidence exists for the unspecified upgrades on a stand-alone basis.  When-and-if-available deliverables should be considered in determining whether an arrangement includes multiple elements; however, SOP 97-2 states that if sufficient vendor-specific objective evidence does not exist for the allocation of revenue to the various elements of the arrangement, and if the only undelivered element in an arrangement is PCS, the entire fee for the support should be recognized ratably.  Because the timing, frequency, and significance of unspecified upgrades/updates can vary considerably, the point at which unspecified upgrades/updates are expected to be delivered should not be used to support income recognition on other than a straight-line basis.  As such, the Company recognizes the product support fee consisting of PCS and unspecified upgrades/updates ratably over the service contract period.

F.	Unaudited Pro Forma Financial Statements of Acquired Assets – September 30, 2008
CAMINOSOFT CORP.
CONSOLIDATED BALANCE SHEETS
PRO FORMA (Unaudited)

	September 30,	September 30,
	2008	2007
ASSETS

Current Assets:
Cash and cash equivalents	$157,980	$72,343

Accounts receivable, net of allowance of $5,000 and $20,000	83,066	190,607

Total Current Assets	241,046	262,950

Property and Equipment, net of accumulated depreciation of	297	4,727
$89,615 and $85,185

Software, net of accumulated amortization of	19,320	65,724
$808,070 and $761,666

Deposits	1,105	9,582

Total Assets	$261,768	$342,983

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities:
Accounts payable	$223,309	$239,531
Accrued liabilities	99,980	46,326
Deferred revenues	477,391	702,448
Notes payable, current portion, net of discount
of $0 and $23,581	0	2,676,419

Total Current Liabilities	800,680	3,664,724

Deferred revenues	-	121,844

Total Liabilities	800,680	3,786,568

Shareholders' Deficiency
Common stock, no par value	1	18,828,909

Accumulated Deficit	(538,913)	(22,272,494)

Total Shareholders' Deficiency	(538,912)	(3,443,585)

Total Liabilities and Shareholders' Deficiency	$261,768	$342,983

CAMINOSOFT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
PRO FORMA (Unaudited)

	Years Ended
	September 30,

	2008	2007

SALES	$1,492,180	$2,078,690

COST OF SALES	57,531	164,901

GROSS PROFIT	1,434,649	1,913,789

OPERATING EXPENSES
Sales and administrative	1,135,834	1,960,738
Depreciation	4,430	13,577
Research & Development	245,500	361,965

Total Operating Expenses	1,385,764	2,336,280

Profit (loss) From Operations	48,885	(422,491)

OTHER INCOME (EXPENSE)
Interest expense	(23,581)	(312,378)
Interest income	12	18

Total Other Expense	(23,569)	(312,360)

Net profit (Loss)	$25,316	$(734,851)

G.           Unaudited Pro Forma Financial Statements of Acquired Assets – December 31, 2008

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
PRO FORMA (Unaudited)

	December 31,	September 30,
	2008	2008
ASSETS

Current Assets:
Cash and cash equivalents	$26,777	$157,980

Accounts receivable, net of allowance of $5,000 and $5,000	38,313	83,066

Total Current Assets	65,090	241,046

Property and Equipment, net of accumulated depreciation of $89,885 and $89,615	27	297

Software, net of accumulated amortization of $817,724 and $808,070	9,666	19,320

Deposits	1,105	1,105

Total Assets	$75,888	$261,768

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities:
Accounts payable	$160,104	$223,309
Accrued liabilities	123,359	99,980
Deferred revenues	355,784	477,391

Notes payable, net of discount	0	2,850,000

Total Current Liabilities	639,247	3,650,680

Total Liabilities	639,247	3,650,680

Shareholders' Deficiency:
Common stock, no par value	1	19,034,685

Accumulated Deficit	(563,360)	(22,423,597)

Total Shareholders' Deficiency	(563,359)	(3,388,912)

Total Liabilities and Shareholders' Deficiency	$75,888	$261,768

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
PRO FORMA (Unaudited)

	Three Months Ended
	December 31,

	2008	2007

SALES	$203,085	$474,711

COST OF SALES	9,654	15,274

GROSS PROFIT	193,431	459,437

OPERATING EXPENSES
Sales and administrative	170,611	389,600
Depreciation	270	1,425
Research and development	47,000	79,200

Total Operating Expenses	217,881	470,225

Income from Operations	(24,450)	(10,788)

OTHER INCOME (EXPENSE)
Interest expense	-	(61,411)
Interest income	3	4

Total Other Income (Expense)	3	(61,407)

Net Income (loss)	$(24,447)	$(72,195)

H.           Financial Statements of CaminoSoft Corp with Notes – September 30, 2008

CAMINOSOFT CORP.
CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2008	2007
ASSETS

Current Assets:
Cash and cash equivalents	$157,980	$72,343

Accounts receivable, net of allowance of $5,000 and $20,000	83,066	190,607

Total Current Assets	241,046	262,950

Property and Equipment, net of accumulated depreciation of $89,615 and $85,185	297	4,727

Software, net of accumulated amortization of $808,070 and $761,666	19,320	65,724

Deposits	1,105	9,582

Total Assets	$261,768	$342,983

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities:
Accounts payable	$223,309	$239,531
Accrued liabilities	99,980	46,326
Deferred revenue	477,391	702,417
Notes payable, net of discount of $0 and $23,581	2,850,000	2,676,419

Total Current Liabilities	3,650,680	3,664,693

Deferred revenue	-	121,875

Total Liabilities	3,650,680	3,786,568

Shareholders' Deficiency
Common stock, no par value; authorized 100,000,000 shares; issued and outstanding 16,781,415 and 14,258,756 shares	19,034,685	18,828,909

Accumulated Deficit	(22,423,597)	(22,272,494)

Total Shareholders' Deficiency	(3,388,912)	(3,443,585)

Total Liabilities and Shareholders' Deficiency	$261,768	$342,983

CAMINOSOFT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended
	September 30,

	2008	2007

SALES	$1,492,180	$2,078,690

COST OF SALES	57,531	164,901

GROSS PROFIT	1,434,649	1,913,789

OPERATING EXPENSES
Sales and administrative	1,135,834	1,960,738
Depreciation	4,430	13,577
Research and Development	245,500	361,965

Total Operating Expenses	1,385,764	2,336,280

Income (loss) From Operations	48,885	(422,491)

OTHER INCOME (EXPENSE)
Interest expense	(200,000)	(312,378)
Interest income	12	18

Total Other Expense	(199,988)	(312,360)

Net Loss	$(151,103)	$(734,851)

Weighted average number of common shares outstanding:
(basic and diluted):	15,202,336	14,258,756

Net loss per common share:
(basic and diluted)	$(0.01)	$(0.05)

See accompanying notes to Consolidated Financial Statements

CAMINOSOFT CORP
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIENCY
For the Years Ended September 30, 2008 and 2007

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance at October 1, 2006	14,258,756	$18,669,092	$(21,537,643)	$(2,868,551)

Fair value of options issued to employees and consultants	—	159,817	—	159,817

Net loss for the year ended September 30, 2007	—	—	(734,851)	(734,851)

Balance at September 30, 2007	14,258,756	18,828,909	(22,272,494)	(3,443,585)

Fair value of options issued to employees and consultants	—	13,562	—	13,562

Fair value of stock issued for payment of interest expense	2,522,659	192,214	—	192,214

Net loss for the year ended September 30, 2008	—	—	(151,103)	(151,103)

Balance at September 30, 2008	16,781,415	$19,034,685	$(22,423,597)	$(3,388,912)

See accompanying notes to Consolidated Financial Statements

CAMINOSOFT CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended
	September 30,

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(151,103)	$(734,851)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	50,834	60,017
Fair value of common stock options issued to employees and consultants	13,562	159,817
Fair value of common stock issued for payment of interest expense	192,214	-
Amortization of debt discount	23,581	144,533
Bad debt expense	-	45,559
Changes in operating assets and liabilities:
Accounts receivable	107,541	12,506
Accounts payable and accrued liabilities	37,432	53,283
Deposits	8,477	-
Deferred revenue	(346,901)	(310,116)

Net cash used in operating activities	(64,363)	(569,252)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing on notes payable	150,000	200,000

Net cash provided by financing activities	150,000	200,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	85,637	(369,252)

CASH AND CASH EQUIVALENTS, beginning of year	72,343	441,595

CASH AND CASH EQUIVALENTS, end of year	$157,980	$72,343

Cash paid for:
Interest	$-	$167,845
Income taxes	$866	$1,600

See accompanying notes to Consolidated Financial Statements

Note 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

CaminoSoft Corp. (the “Company”) previously known as Interscience Computer Corporation, was incorporated under the laws of the State of California on October 14, 1983, to be a third party provider of maintenance services for computer hardware and related peripheral equipment.  On September 17, 1999, the Company acquired the assets (the “Camino Assets”) of Camino Software Systems, Inc. (“Camino”), a data storage company.  The Camino assets consisted of the name, Camino Software Systems, Inc., the data storage management software, certain business contracts and intangible personal property.

During the year ended September 30, 2000, the Company changed its name to CaminoSoft Corp. to reflect the focus on the data management software business.  The Company is now distributing and developing data management software purchased from Camino, which will work with Windows 2000 and Novell operating systems and with Computer Associates, Veritas, EMC, IBM and other enterprise software.

The Company is primarily engaged in the business of developing and marketing data management software.  The Company’s product line includes multiple versions of our core HSM technology compatible with operating systems from Novell, Microsoft, Network Appliance and for use with a variety of computer hardware storage devices, including products from EMC, IBM, HP, Hitachi, NetWork Appliance, Dell and others.  The Company sells and distributes its products through major technology distribution partners including Stack Computer Solutions and Tectrade in the UK, Orchestra in Germany, Amitron in the Netherlands and many other resellers and value added distributors.

In July 2003, the Company incorporated a subsidiary CM Medical Systems, Inc., under the General Corporation Law of California.  As of the date of this filing the Company formally dissolved CM Medical Systems, Inc., as a corporation.  In 2007 the Company incorporated a subsidiary CC Merger Corp. under the General Corporation Law of Nevada.  Currently the subsidiary has no employees, has not issued stock and has not begun operations.

GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.  The Company had a net loss of $151,103 and utilized cash of $64,363 in operating activities during the year ended September 30, 2008, and had a working capital deficiency of $3,409,634 and shareholders’ deficiency of $3,388,912 at September 30, 2008.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

The Company’s working capital requirements in the foreseeable future will depend on a variety of factors including its ability to sustain its business operations.  On September 6, 2007, the Company entered into an Agreement and Plan of Merger with Shea Development Corp.  On June 24, 2008, the Company formally terminated the Agreement and Plan of Merger with Shea Development Corp.  The Company is currently working on merger, sale and investment opportunities to replace the failed merger with Shea Development Corp.  The Company spent significant time and expense to accommodate the requirements to complete the merger with Shea, including but limited to, significant legal and accounting expense, the opportunity cost of well over a year of limited progress or support by Shea and its management team.  The Company must raise additional capital, complete a merger or sale transaction or it is possible the Company will have to significantly limit or sustain its operations by the end of January 2009.  The Company plans to continue to focus on the integration of its products and solutions with O.E.M. partner products for sales and distribution.  This includes selling products through the distribution channels of the partners.  The Company has new arrangements, which it believes will generate higher levels of revenue in fiscal 2009.  If the Company is unable to achieve projected operating results and/or obtain such additional financing if and when needed, management will be required to curtail growth plans and scale back or discontinue development activities during the first quarter of 2009.  No assurances can be given that the Company will achieve increased revenues.  Further, no assurances can be given that the Company’s current sales pipeline of prospects will be sufficient to support the Company’s planned level of operations.  If revenue is not sustained at current levels or if adequate funds are not available or are not available at acceptable terms, the Company’s ability to continue as a going concern is in question.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of assets and liabilities, revenues and expenses during the reporting period.  Accordingly, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

TRADE RECEIVABLES

Trade receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as needed.

The Company uses the allowance method to account for uncollectible trade receivable balances. Under the allowance method, if needed, an estimate of uncollectible customer balances is made based upon specific account balances that are considered uncollectible. Factors used to establish an allowance include the credit quality of the customer and whether the balance is significant. At September 30, 2008 and 2007, trade receivables had a net balance in the amount of $83,066 and $190,607, net of allowances of $5,000 and $20,000, respectively.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost.  Depreciation is calculated using accelerated methods based upon the estimated useful lives of the related assets, primarily three years.

SOFTWARE

Software capitalization is stated at cost.  Amortization is computed on the straight-line method based upon the estimated useful life of the asset, primarily seven years.  Statement of Financial Accounting Standards No. 86, “Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed”, provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established.  The Company capitalized no development costs during the years ended September 30, 2008 and September 30, 2007.

IMPAIRMENT OF LONG-LIVED ASSETS

Management regularly reviews long-lived assets for possible impairment.  This review occurs annually, or more frequently if events or changes in circumstances indicate the carrying amount of the asset may not be recoverable.  If there is an indication of impairment, management prepares an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition.  If these cash flows are less than the carrying amount of the asset, an impairment loss is recognized to write down the asset to its estimated fair value.  Based on managements assessment there was no impairment at September 30, 2008 or 2007.

INCOME TAXES

The Company uses the asset and liability method of accounting for income taxes.  Deferred income taxes are recognized based on the differences between financial statement and income tax valuations of assets and liabilities using applicable tax rates for the year in which the differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax asset amounts to the amount expected to be realized.  The provision for income taxes represents the tax payable (or benefit) for the period and the change in deferred tax assets and liabilities during the year.

REVENUE RECOGNITION

Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the fee is fixed or determinable, and collectibility is probable.  We enter into certain arrangements where we are obligated to deliver multiple products and/or services (multiple elements).  In these transactions, we allocate the total revenue among the elements based on the sales price of each element when sold separately (vendor-specific objective evidence).

Revenue for products licensed to original equipment manufactures (OEM’s), and perpetual licenses for current products in our server based data management suite of products is recognized as products are shipped or electronically delivered, the fees are fixed or determinable, collection of the resulting receivable is probable and no other significant obligations remain undelivered.  If annual service is a part of the sale agreement that portion of the revenue is recorded as unearned due to undelivered elements including, annual telephone support and the right to receive unspecified upgrades/updates of our data management products on a when-and-if-available basis.  Unspecified upgrades, or patches, are included in our product support fee.  The upgrades are delivered only on a when-and-if-available basis and as defined in SOP 97-2, are considered, Postcontract Customer Support (“PCS”).  Vendor-specific objective evidence does exist for these services in the aggregate; however, no vendor-specific objective evidence exists for the unspecified upgrades on a stand-alone basis.  When-and-if-available deliverables should be considered in determining whether an arrangement includes multiple elements; however, SOP 97-2 states that if sufficient vendor-specific objective evidence does not exist for the allocation of revenue to the various elements of the arrangement, and if the only undelivered element in an arrangement is PCS, the entire fee for the support should be recognized ratably.  Because the timing, frequency, and significance of unspecified upgrades/updates can vary considerably, the point at which unspecified upgrades/updates are expected to be delivered should not be used to support income recognition on other than a straight-line basis.  As such, the Company recognizes the product support fee consisting of PCS and unspecified upgrades/updates ratably over the service contract period.

Revenues from services are comprised of consulting and implementation services, and to a limited extent training.  Services are generally charged on a time-and-materials or fixed fee basis and include a range of services including, installation of software, establishing software policies and limited training.  Services are generally separable from the other elements under the arrangement since the performance of the services is not essential to the functionality of any other element of the transaction.  Revenues for services are recognized as the services are performed.

RESEARCH AND DEVELOPMENT

Research and development costs, which consist primarily of software development costs, are expensed as incurred and amounted to $245,500 and $361,965 for the years ended September 30, 2008 and 2007, respectively.

ADVERTISING

Advertising costs are charged to expense as incurred and such costs were $986 and $4,652 for the years ended September 30, 2008 and 2007, respectively.

STOCK-BASED COMPENSATION

The Company periodically issued stock options and warrants to employees and non-employees in non-capital raising transactions for services and for financing costs.  The Company uses the modified prospective method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123R for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date.  The Company accounts for stock option and warrant grants issued and vesting to non-employees in accordance with EITF No 96-18: “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring , or in Conjunction with Selling, Goods or Services” and EITF No. 00-18 “Accounting Recognition for Certain Transactions involving Equity Instruments Granted to Other Than Employees” whereas the value of the stock compensation is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete.

As of July 1, 2008, the Company terminated the Year 2000 Employee Stock Option plan completely.  All options granted under the plan were deemed to be of no current or future value.  All employees and consultants who had been issued options under the plan consented to the termination of the plan and all options granted under the plan were cancelled.

CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary.  Intercompany balances and transactions have been eliminated in consolidation.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of the fair value of certain financial instruments.  Accounts receivable, accounts payable, accrued liabilities and deferred revenues as reflected in the financial statements approximate fair value because of the short-term maturity of these instruments.  The estimated fair value of notes payable is based on borrowing rates currently available to the Company for loans with similar terms and maturities.

CONCENTRATIONS

The Company’s cash balances on deposit with banks are guaranteed by the Federal Deposit Insurance Corporation up to $250,000.  The Company may be exposed to risk for the amount of funds held in one bank in excess of the insurance limit.  In assessing the risk, the Company’s policy is to maintain cash balances with high quality financial institutions.  The Company did not have cash balances in excess of the $250,000 guarantee during the year ended September 30, 2008.

During the year ended September 30, 2008, the Company had two customers that accounted for 16% and 13%  of the Company’s total revenue. During the year ended September 30, 2007, the Company had three customers that accounted for 18%, 13%, and 12% of the total revenue.  As of September 30, 2008 and 2007 the Company had $22,395 (25%) and $19,595 (22%) and $41,292 (20%), 30,512 (14%), and $74,008 (35%), respectively, of gross accounts receivable due for its largest customers.

EARNINGS (LOSS) PER SHARE

The Company computes earnings (loss) per common share under Statement of Financial Accounting Standards No. 128, “Earnings per Share” (SFAS No. 128), which requires presentation of Basic and Diluted earnings (loss) per share.  Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period.  Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, such as stock options, warrants or convertible debentures, unless antidilutive.

At September 30, 2008 and 2007, options, warrants and convertible debentures to purchase 9,096,103 and 12,745,603 shares, respectively, were outstanding, but were not included in the computation of diluted loss per common share as the effect would be antidilutive.

REPORTING SEGMENT

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information,” (“SFAS No. 131”) requires certain disclosures of operating segments, as defined in SFAS No. 131.  Management has determined that the Company has only one operating segment and therefore is not required to disclose operating segment information.

RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board issued Statement No. 157 (“SFAS No. 157”), “Fair Value Measurements.”  SFAS No. 157 establishes a formal framework for measuring fair value under GAAP.  It defines and codifies the many definitions of fair value included among various other authoritative literature, clarifies and, in some instances, expands on the guidance for implementing fair value measurements, and increases the level of disclosure required for fair value measurements.  Although SFAS No. 157 applies to and amends the provisions of existing FASB and AICPA pronouncements, it does not, of itself, require any new fair value measurements, nor does it establish valuation standards.  SFAS No. 157 applies to all other accounting pronouncements requiring or permitting fair value measurements, except for SFAS No. 123 (R), share-based payment and related pronouncements, the practicability exceptions to fair value determinations allowed by various other authoritative pronouncements, and AICPA Statements of Position 97-2 and 98-9 that deal with software revenue recognition.  This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (SFAS 159).  SFAS 159, which becomes effective for the Company on January 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings.  Such accounting is optional and is generally to be applied instrument by instrument.  The company does not anticipate that election, if any, of this fair-value option will have a material effect on its consolidated results of operations, financial position, or cash flows or disclosures.

In December 2007, the FASB issued FASB Statement No. 141 (R), “Business Combinations” (FAS 141(R)), which establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business.  Statement 141 (R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  Earlier adoption is prohibited.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently.  SFAS No. 160 also requires that any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is deconsolidated.  SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  SFAS No. 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Earlier adoption is prohibited.  SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements.  The presentation and disclosure requirements are applied retrospectively for all periods presented.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (SFAS 161).  This Statement requires enhanced disclosures about an entity’s derivative and hedging activities, including (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133), and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

The Company does not believe that the adoption of the above recent pronouncements will have a material effect on the Company’s consolidated financial position, results of operations, or cash flows.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	September 30,
	2008	2007

Furniture and fixtures	$13,084	$13,084
Test and training equipment	76,828	76,828

	89,912	89,912

Less accumulated depreciation	(89,615)	(85,185)

	$297	$4,727

Depreciation expense was $4,430 and $13,577 for the years ending September 30, 2008 and 2007, respectively.

NOTE 3 – SOFTWARE

On September 17 1999, the Company acquired the assets (the “Camino Assets”) of Camino Software Systems, Inc. (“Camino”) for 468,000 shares of the Company’s common stock valued at $187,200 and assumed $315,172 of certain Camino liabilities.  The Camino Assets consisted of the name, Camino Software Systems, Inc., the data storage management software, certain business contracts and intangible personal property.  The Company has allocated the amounts paid and assumed in the amount of $502,372 to the fair value of the software acquired.  The software is being amortized on a straight line basis over seven years.  Net book value of the original purchased software at September 30, 2008 and 2007 was $0.

During the years ended September 30, 2008 and 2007 there was no development cost capitalized.  The net book value for software at September 30, 2008 and 2007 is $19,320 and $65,724, respectively, which includes additional software capitalization prior to fiscal year 2003.

	September 30,
	2008	2007

Software	$827,390	$827,390

Less accumulated amortization	(808,070)	(761,666)

	$19,320	$65,724

Amortization expense was $46,404 and $46,440 for the years ending September 30, 2008 and 2007, respectively.

NOTE 4 – NOTES PAYABLE

In December 2002, the Company issued a 6% unsecured convertible debenture for $1,000,000 to RENN Capital Group.  Interest of 6% per annum will be paid in monthly installments for three years based on the unpaid principal balance.  The full $1,000,000 was borrowed during the year ended September 30, 2003 and was outstanding as of September 30, 2008 and 2007.  The debenture matured on November 27, 2005, at which time the unpaid principal amount and all accrued and unpaid interest would have become due and payable in full.  The debenture is convertible, at the option of the holder, into shares of the Company’s common stock, with a conversion price of $0.62 per share.  As part of the funding during fiscal year ended September 30, 2003, the Company issued 5 year warrants to the lender to purchase 500,000 shares of the Company’s common stock.  The warrants were valued at $176,224 and recorded as debt discount, and were fully amortized as of November 27, 2005, the initial life of the loan.

In July 2003, the Company issued another 6% unsecured convertible debenture to RENN Capital Group for up to $750,000.  Interest at a rate of 6% per annum is payable in monthly installments for 26 months based on the unpaid principal balance.  The debenture matured on November 27, 2005, at which time the unpaid principal amount and all accrued and unpaid interest would have become due and payable in full.  The debenture is convertible, at the option of the holder, into shares of the Company’s common stock, with a conversion price of $0.41 per share.  At September 30, 2008, the Company had borrowed $750,000, the entire amount available.

Pursuant to a Renewal and Modification agreement dated October 28, 2005, the Company negotiated an extension of the two convertible debentures referenced above with a total principal balance of $1,750,000.  The lender agreed to extend the maturity date of the two 6% Convertible Debentures dated November 27, 2002 in the aggregate principal amount of $1,750,000 to May 27, 2007.  In consideration of such extension, the Company granted the lender a five-year warrant to purchase 175,000 shares of the Company’s common stock at an exercise price of $1.14 per share (subject to adjustment).  The estimated value of the warrant of $166,093 was recorded by the Company as debt discount and was amortized over the term of the extension.  During the years ended September 30, 2008 and 2007, $0 and $73,817, respectively, of discount was amortized and included in the statement of operations. On May 7, 2007 RENN Capital Group agreed to extend the maturity date of $1,750,000 convertible debenture until November 27, 2007.  The Company will continue to pay interest of 6% on the current outstanding principal balance of $1,750,000, monthly during the term of the extension.

During July 2004, the Company received $750,000 from a two year secured loan from Renaissance Capital Group managed funds.  Interest is paid at 7% in monthly installments based on the outstanding principal balance.  As part of the funding, the Company issued five-year warrants to purchase an aggregate of 1,415,094 shares of common stock at an exercise price of $0.53 per share.  The estimated value of the warrants of $311,953 was recorded on the Company’s financial statements as debt discount and was amortized over the life of the loan.  During the years ended September 30, 2008 and 2007, $9,453 and $28,359, respectively, of discount was amortized and included in the statement of operations.

During February 2006, the Company issued to the Renaissance Capital Group managed funds an aggregate of 150,000 warrants to purchase the Company’s common stock at $0.86 per share in consideration of an agreement to extend the $750,000 loan payable maturity date for an additional 18 months.  The new maturity date for the notes was January 19, 2008.  The Company will continue to pay 7% interest on a monthly basis based on the current outstanding principal balance of $750,000.  The estimated value of the warrants of $77,663 was recorded on the Company’s financial statements as debt discount and is being amortized over the term of the extension.  During the years ended September 30, 2008 and 2007, $14,121 and $42,362 respectively, of discount was amortized and included in the statement of operations.

On February 7, 2007, the Company received an aggregate of $200,000 from two three month secured convertible notes from two of RENN Capital Groups managed funds.  Interest of 8% will be paid in monthly installments during the term of the notes.  The notes were to mature on May 7, 2007, at which time all principal and accrued and unpaid interest was due and payable in full.  The notes are convertible at the option of the holder, into shares of the Company’s common stock, with an initial conversion price of $0.30 per share.  The funds are being used to support the operations of the Company.  Each holder of a note may convert in whole or in part the outstanding principal plus accrued but unpaid interest into the Company’s common stock at a conversion price of $0.30 per share.  In the event that the Company issues additional common stock, or securities convertible into common stock, at a price lower than the conversion price while these notes are outstanding, the conversion price of these notes will automatically adjust downward to such price at which the new common stock has been issued.  The conversion price of the note, however, shall never be adjusted to less than $0.01 per share.  Pursuant to renewal and modification agreements dated May 7, 2007, the RENN Capital Group has agreed to extend the maturity dates of two $100,000 notes payable until November 7, 2007.  The Company will continue to pay 8% interest monthly based on the current outstanding principal balance of $200,000.

During the quarter ended December 31, 2007, the Company negotiated with RENN Capital Group to extend the maturity dates of all outstanding debt due before January 31, 2008.  Pursuant to renewal and modification agreements the Company extended the total debt with an aggregate principal balance of $2,700,000 to February 27, 2008.  In addition to extending the due date the Company also converted from cash payments of interest to interest payments in unregistered common stock beginning with all interest due and payable during the current quarter.  In October 2007, the Company received an additional $100,000 from RENN Capital Group funds via wire transfer to help pay for legal and accounting fees relating to the merger and acquisition previously in process with Shea Development previously disclosed.  Although the funds have no terms or interest due, the Company recorded it as a loan payable and plans to repay or write off the balance due at the time the other debt is paid or otherwise satisfied.

During the quarter ended March 31, 2008, the Company negotiated to extend the maturity dates of the entire $2,800,000 of debt that was due January 31, 2008.  Pursuant to renewal and modification agreements signed during the quarter, the Company extended the total debt with an aggregate principal balance of $2,800,000 to May 30, 2008.  In February 2008, the Company received an additional $50,000 from RENN Capital Group funds to pay for legal and accounting fees and support operations. The note was recorded as a loan payable on the Company’s financial reports.  Interest of 8% will be paid in monthly installments beginning March 1, 2008, until the principal balance is paid in full.  Interest may be paid in cash or in unregistered common stock at the Company’s discretion.

Pursuant to the Renewal and Modification Agreements dated as of November 12, 2007, all interest payments commencing on November 1, 2007 are due and payable in restricted shares of Company common stock or cash at the Company’s discretion.  The number of shares to be issued shall be equal to the amount of interest payment due divided by the average of the last sales prices (or closing bid prices) for the five trading days immediately preceding the payment date.  As such, during the year ending September 30, 2008, interest expense accruing to the note holders was converted into shares of common stock.

Subsequent to September 30, 2008, pursuant to the Renewal and Modification Agreement dated October 24, 2008 the Company negotiated to extend the maturity dates of the entire $2,850,000 of debt from May 31, 2008 to April 30, 2009.

Annual principal payments for fiscal year 2009 are as follows:

Year ending September 30,	Principal	Debt Discount	Net
2009	$2,850,000	— —	$2,850,000

Total	$2,850,000	— —	$2,850,000

NOTE 5 – SHAREHOLDER’S DEFICIENCY

During the fiscal year ended September 30, 2008, the Company issued 2,522,659 shares of unregistered common stock as payment of interest on notes payable for the year ended September 30, 2008.

STOCK OPTIONS AND WARRANTS

During the year ended September 30, 2008, the Company, with the consent of all option grant holders under the plan, terminated the Year 2000 Employee Stock Option Plan.  No options were exercisable or unexercisable as of September 30, 2008.  During the year ended September 30, 2007, the Company granted no options or warrants.  The aggregate value of the options vesting from October 1, 2007 to June 30, 2008 and during the year ended September 30, 2007 was $13,562 and $159,817, respectively and has been reflected as compensation cost.  As of September 30, 2008, there were no options outstanding and therefore no future amounts will be amortized as compensation expense.  The Company had 6,000,000 shares approved for issuance as part of the employee stock option plan which has been terminated as of September 30, 2008.

The option summary and changes during the years ended September 30, 2008 and 2007 are presented below:

		Weighted
		Average
	Number of	Exercise
	Shares	Price
Options outstanding At September 30, 2006	4,903,500	$1.10

Options granted	—	—
Options expired	(1,254,000)	$1.61

Options outstanding At September 30, 2007	3,649,500	$0.92

Options cancelled	(3,649,500)	$0.92

Options outstanding At September 30, 2008	—	$—

Options exercisable At September 30, 2007	3,037,750	$0.94

The warrant summary and changes during the years ended September 30, 2008 and 2007 are presented below:

		Weighted
		Average	Aggregate	Weighted average
	Number of	Exercise	Intrinsic	Remaining contractual
	Shares	Price	Value	term (months)
Warrants outstanding At September 30, 2006	5,003,337	$0.82

Warrants granted	—	—
Warrants expired	20,000	$0.51

Warrants outstanding At September 30, 2007	4,983,337	$0.82

Warrants granted	—	—
Warrants expired	—	—

Warrants outstanding At September 30, 2008	4,983,337	$0.82	$—	6

Warrants exercisable At September 30, 2008	4,983,337	$0.82	$—	6

Warrants exercisable At September 30, 2007	4,983,337	$0.82

The following table summarizes information about warrants outstanding at September 30, 2008.

		Outstanding and Exercisable
		Weighted Average
Exercise		Life	Exercise
Price	Warrants	(Months)	Price
0.53	1,415,094	10	0.53
0.74	1,621,623	3	0.74
0.86	150,000	29	0.86
1.11	1,621,620	3	1.11
1.14	175,000	25	1.14

$0.53 - $1.14	4,983,337		$0.82

NOTE 6 – COMMITMENTS AND CONTINGENCIES

OPERATING LEASES

The Company leases its facility under a noncancelable operating lease expiring at January 31, 2009.  Future minimum rental payments required under noncancelable operating leases at September 30, 2008 are as follows:

Year Ending September 30,	Amount

2009	10,000

$10,000

Total rent expense for the years ended September 30, 2008 and 2007 amounted to $56,696 and $125,777, respectively.

EMPLOYMENT CONTRACTS

During the fiscal year ended September 30, 2003, the Company signed a two year employment agreement with Mr. Stephen Crosson to be the Chief Executive Officer of the Company reporting to the Chairman of the Board of Directors.  The contract is for two years beginning August 1, 2003, with an annual salary of $150,000 per year and the possibility of bonuses at the discretion of the Board of Directors.  The agreement was amended on April 19, 2004.  Mr. Crosson will receive $12,500 per month for an indeterminate period of time and will receive a bonus fee of 1% of any acquisition price or licensing fee over $1,000,000 paid to the Company.  If Mr. Crosson is terminated without cause he will receive salary and benefits for up to 6 months after termination.

LITIGATION

The Company may, from time to time, be involved in legal proceedings, claims and litigation arising in the ordinary course of business.  It is possible the outcome of such legal proceedings, claims and litigation could have a material effect on the operating results or cash flows when resolved in a future period.  These matters are not expected to have a material adverse effect upon the Company’s financial statements.

NOTE 7 – INCOME TAXES

The Company’s net deferred tax assets (using a federal corporate income rate of 34%) consist of the following at September 30, 2008 and 2007:

	2008	2007
Benefit of operating loss carryforward	$7,200,000	$7,200,000
Valuation allowance	(7,200,000)	(7,200,000)
Net deferred tax asset	$-	$-

The effective tax rate on loss before income taxes differed from the federal statutory tax rate.  The following summary reconciles income taxes at the federal statutory tax rate with the actual taxes and the effective tax rate:

	September 30,
	2008	2007
Federal statutory tax rate	(34)%	(34)%
State tax, net of federal benefit	(5)%	(5)%
Permanent differences	(1)%	(1)%
	(40)%	(40)%

Change in valuation allowance	40%	40%
Effective tax rate	-%	-%

At September 30, 2008, the Company has available net operating loss carry-forwards of approximately $19,000,000 for federal income tax purposes which expire in varying amounts through 2028.  The Company’s ability to utilize NOL carry-forwards may be limited in the event that a change in ownership, as defined in the Internal Revenue Code, has or does occur in the future.

Deferred tax assets, before valuation allowance, as of September 30, 2008 were approximately $7,200,000 and primarily arise from the Company’s net operating loss carry forwards.  A valuation allowance of approximately $7,200,000 was provided because management believes that the deferred tax assets are more likely than not to be unrealized.

Effective October 1, 2007, the Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”). FIN 48 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of September 30, 2008, the Company does not have a liability for unrecognized tax benefits, and no adjustment was required at adoption.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is subject to U.S. federal or state income tax examinations by tax authorities for years after 2002. During the periods open to examination, the Company has net operating loss and tax credit carry-forwards for U.S. federal and state tax purposes that have attributes from closed periods. Since these net operating loss and tax credit carry-forwards may be utilized in future periods, they remain subject to examination.

The Company’s policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of September 30, 2008, the Company has no accrued interest or penalties related to uncertain tax positions.

I.           Financial Statements of CaminoSoft Corp with Notes – December 31, 2008

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	September 30,
	2008	2008
	(Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$26,777	$157,980

Accounts receivable, net of allowance of $5,000 and $5,000	38,313	83,066

Total Current Assets	65,090	241,046

Property and Equipment, net of accumulated depreciation of $89,885 and $89,615	27	297

Software, net of accumulated amortization of $817,724 and $808,070	9,666	19,320

Deposits	1,105	1,105

Total Assets	$75,888	$261,768

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities:
Accounts payable	$160,104	$223,309
Accrued liabilities	123,359	99,980
Deferred revenues	355,784	477,391

Notes payable	2,850,000	2,850,000

Total Current Liabilities	3,489,247	3,650,680

Shareholders' Deficiency:
Common stock, no par value; authorized 100,000,000 shares;
issued and outstanding 18,343,280 and 16,781,415 shares	19,079,425	19,034,685

Accumulated Deficit	(22,492,784)	(22,423,597)

Total Shareholders' Deficiency	(3,413,359)	(3,388,912)

Total Liabilities and Shareholders' Deficiency	$75,888	$261,768

See accompanying notes to Condensed Consolidated Financial Statements

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	December 31,

	2008	2007

SALES	$203,085	$474,711

COST OF SALES	9,654	15,274

GROSS PROFIT	193,431	459,437

OPERATING EXPENSES
Sales and administrative	170,611	389,600
Depreciation	270	1,425
Research and development	47,000	79,200

Total Operating Expenses	217,881	470,225

Loss from Operations	(24,450)	(10,788)

OTHER INCOME (EXPENSE)
Interest expense	(44,740)	(61,411)
Interest income	3	4

Total Other Income (Expense)	(44,737)	(61,407)

Net Loss	$(69,187)	$(72,195)

Weighted average number of common shares outstanding:
(basic and diluted):	16,781,415	14,258,756

Net Loss per common share:
(basic and diluted)	-	$(0.01)

See accompanying notes to Condensed Consolidated Financial Statements

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' DEFICIENCY
Three Months Ended December 31, 2008
(UNAUDITED)

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance at October 1, 2008	16,781,415	$19,034,685	$(22,423,597)	$(3,388,912)

Fair value of stock issued for payment of interest expense	1,561,865	44,740	-	44,740

Net loss for the three months ended December 31, 2008	-	-	(69,187)	(69,187)

Balance at December 31, 2008	18,343,280	$19,079,425	$(22,492,784)	$(3,413,359)

See accompanying notes to Condensed Consolidated Financial Statements

CAMINOSOFT CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	December 31,

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(69,187)	$(72,195)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Fair value of common stock issued for payment of interest expense	44,740	28,996
Depreciation and amortization	9,924	13,035
Fair value of common stock options issued to employees and consultants	-	5,002
Amortization of debt discount	-	17,679
Changes in operating assets and liabilities:
Accounts receivable	44,753	89,882
Accounts payable and accrued liabilities	(39,826)	42,352
Deferred revenue	(121,607)	(92,955)
Net cash (used in) provided by operating activities	(131,203)	31,796

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowing on notes payable	0	100,000

Net cash provided by financing activities	0	100,000

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(131,203)	131,796

CASH AND CASH EQUIVALENTS, beginning of period	157,980	72,343

CASH AND CASH EQUIVALENTS, end of period	$26,777	$204,139

Cash paid for:
Interest	$0	$0
Income taxes	$0	$853

See accompanying notes to Condensed Consolidated Financial Statements

CAMINOSOFT CORP.
Notes to Condensed Consolidated Financial Statements
Three Months Ended December 31, 2008
(Unaudited)

Note 1:  Basis of Presentation

The accompanying condensed consolidated financial statements of CaminoSoft Corp (the “Company”) have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information and footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures made are adequate to make the information presented not misleading.  These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related footnotes included in the Company’s latest Annual Report on Form 10-KSB.  In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the consolidated financial position of the Company as of December 31 2008, and the statements of its operations for the three month periods ended December 31, 2008 and 2007 and statements of cash flows for the three month periods ended December 31, 2008 and 2007 have been included.  The results of operations for interim periods are not necessarily indicative of the results which may be realized for the full year.

The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary.  Intercompany balances and transactions have been eliminated in consolidation.

Organization

           The Company was organized in 1983 as Interscience Computer Services, Inc. to be a third-party provider of maintenance services for computer hardware and related peripheral equipment.  On September 17, 1999, the Company acquired the assets (the “Camino Assets”) of Camino Software Systems, Inc., a data storage company.  The Camino Assets consisted of the name, Camino Software Systems, Inc., the Highway Server hierarchical data storage management (“HSM”) software, certain business contracts and intangible personal property.  On April 17, 2000, the Company changed its name to CaminoSoft Corp. to reflect the change to a software sales and development firm.

Going Concern

The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.  The Company had a net loss of $69,187 and utilized cash of $131,203 in operating activities during the three months ended December 31, 2008, and had a working capital deficiency of $3,424,157 and shareholders’ deficiency of $3,413,359 at December 31, 2008.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.  The Company’s working capital requirements in the foreseeable future will depend on a variety of factors including its ability to raise additional capital.

As of the date of this filing the Company’s board of directors have agreed to and signed a stock purchase agreement to sell the operating assets and liabilities of the current software development business. The assets and liabilities will be transferred into the Company’s wholly owned subsidiary CC Merger Corp. and the subsidiary will be purchased by the current management.  The public entity will remain available for a merger of a business into the public shell or outright sale of the public shell.  The Company will be filing an information statement as soon as practicable.

Note 2:  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Concentrations

As of December 31, 2008, 14% ($5,976), 12% ($5,000), 11% ($4,677) and 11% ($4,573) of gross accounts receivable were due from four customers, respectively.  One major distributor represented 39% of sales during the three months ended December 31, 2007.

The Company’s cash balances on deposit with banks are guaranteed by the Federal Deposit Insurance Corporation up to $250,000.  The Company may be exposed to risk for the amounts of funds held in one bank in excess of the insurance limit.  In assessing the risk, the Company’s policy is to maintain cash balances with high quality financial institutions.

Fair Value of Financial Instruments:

The carrying amounts of financial instruments, including cash, accounts receivable, accounts payable, accrued liabilities and deferred revenues, approximate fair value because of their short maturity. The carrying amounts of notes payable approximate fair value because the related effective interest rates on these instruments approximate the rates currently available to the Company.

Effective October 1, 2008, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This Statement defines fair value for certain financial and nonfinancial assets and liabilities that are recorded at fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance applies to other accounting pronouncements that require or permit fair value measurements. On February 12, 2008, the FASB finalized FASB Staff Position (FSP) No.157-2, Effective Date of FASB Statement No. 157. This Staff Position delays the effective date of SFAS No. 157 for nonfinancial assets and liabilities to fiscal years beginning after November 15, 2008 and interim periods within those fiscal years, except for those items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The adoption of SFAS No. 157 had no effect on the Company’s financial position or results of operations.

Earnings (loss) per Common Share

Statement of Financial Accounting Standards No. 128, “Earnings per Share”, requires presentation of basic earnings per share (“Basic EPS”) and diluted earnings per share (“Diluted EPS”).  Basic earnings (loss) per share is computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding during the period.

Diluted earnings per share reflects the potential dilution, using the treasury stock method, that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company.  In computing diluted earnings per share, the treasury stock method assumes that outstanding options and warrants are exercised and the proceeds are used to purchase common stock at the average market price during the period.  Options and warrants will have a dilutive effect under the treasury stock method only when the average market price of the common stock during the period exceeds the exercise price of the options and warrants.  Additionally, diluted earnings per share assume that any dilutive convertible debentures outstanding at the beginning of each period were converted at those dates, with related interest and outstanding common shares adjusted accordingly.

Warrants and convertible debentures to purchase approximately 5,852,860 shares of common stock at various prices were outstanding during the three months ended December 31, 2008 but were not included in the computation of diluted earnings per share for those periods because the Company incurred a loss for those periods, and their effect would be anti-dilutive.

During the three months ended December 31, 2007, options, warrants and convertible debentures to purchase 12,350,353 Shares were outstanding, but were not included in the computation of diluted loss per common share as the effect would be antidilutive.

Stock-Based Compensation

The Company periodically issues stock options and warrants to employees and non-employees in non-capital raising transactions for services and for financing costs.  The Company uses the modified prospective method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of SFAS No. 123R for all share-based payments granted after the effective date and (b) based on the requirements of SFAS No. 123R for all awards granted to employees prior to the effective date of SFAS No. 123R that remain unvested on the effective date.  The Company accounts for stock option and warrant grants issued and vesting to non-employees in accordance with EITF No 96-18: “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring , or in Conjunction with Selling, Goods or Services” and EITF No. 00-18 “Accounting Recognition for Certain Transactions involving Equity Instruments Granted to Other Than Employees” whereas the value of the stock compensation is based upon the measurement date as determined at either a) the date at which a performance commitment is reached, or b) at the date at which the necessary performance to earn the equity instruments is complete.

As of July 1, 2008 the Company terminated the Year 2000 Employee Stock Option Plan completely.  All options granted under the plan were deemed to be of no current or future value.  All employees and consultants who had been issued options under the plan consented to the termination of the plan and all options granted under the plan were cancelled.

Recent Accounting Pronouncements

In December 2007, the FASB issued FASB Statement No. 141 (R), “Business Combinations” (FAS 141(R)), which establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business.  Statement 141 (R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  Earlier adoption is prohibited.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  SFAS No. 160 establishes accounting and reporting standards that require that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity; the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; and changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently.  SFAS No. 160 also requires that any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value when a subsidiary is deconsolidated.  SFAS No. 160 also sets forth the disclosure requirements to identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  SFAS No. 160 applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Earlier adoption is prohibited.  SFAS No. 160 must be applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements.  The presentation and disclosure requirements are applied retrospectively for all periods presented.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (SFAS 161).  This Statement requires enhanced disclosures about an entity’s derivative and hedging activities, including (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133), and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” This standard is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with generally accepted accounting principles in the United States for non-governmental entities. SFAS No. 162 is effective 60 days following approval by the U.S. Securities and Exchange Commission of the Public Company Accounting Oversight Board's amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.”

The Company does not believe that the adoption of the above recent pronouncements will have a material effect on the Company’s consolidated results of operations, financial position, or cash flows.

Note 3:  Notes Payable

In December 2002, the Company issued a 6% convertible debenture for $1,000,000 to RENN Capital Group.  Interest at the rate of 6% per annum will be paid in monthly installments for three years based on the unpaid principal balance.  The full $1,000,000 was borrowed during the year ended September 30, 2003 and was outstanding as of December 31, 2008.  The debenture matured on November 27, 2005, at which time the unpaid principal amount and all accrued and unpaid interest would have become due and payable in full.  The debenture is convertible, at the option of the holder, into shares of the Company’s common stock, with a conversion price of $0.62 per share.  As part of the funding during the fiscal year ended September 30, 2003, the Company issued five-year warrants to the lender to purchase 500,000 shares of the Company’s common stock.  The warrants were valued at $176,224 and recorded as debt discount, and were fully amortized as of November 27, 2005 the initial life of the loan.

In July 2003, the Company issued another 6% convertible debenture for up to $750,000 to RENN Capital Group.  Interest at the rate of 6% per annum is payable in monthly installments for 26 months based on the unpaid principal balance.  The debenture matured on November 27, 2005, at which time the unpaid principal amount and all accrued and unpaid interest would have become due and payable in full.  The debenture is convertible, at the option of the holder, into shares of the Company’s common stock, with a conversion price of $0.41 per share.  At December 31, 2008, the Company had borrowed $750,000, the entire amount available.

Pursuant to a Renewal and Modification agreement dated October 28, 2005, the Company negotiated an extension of the two convertible debentures referenced above with a total principal balance of $1,750,000.  The lender agreed to extend the maturity date of the two 6% Convertible Debentures dated November 27, 2002 in the aggregate principal amount of $1,750,000 to May 27, 2007.  In consideration of such extension, the Company granted the lender a five-year warrant to purchase 175,000 shares of the Company’s Common Stock at an exercise price of $1.14 per share (subject to adjustment).  The estimated value of the warrant of $166,093 was recorded on the Company’s financial statements as debt discount and was fully amortized as of May 27, 2007 the term of the extension.  On May 7, 2007, RENN Capital Group agreed to extend the maturity date of $1,750,000 convertible debenture until November 27, 2007.  The Company will continue to pay interest of 6% on the current outstanding principal balance of $1,750,000, monthly during the term of the extension.

During July 2004, the Company received $750,000 from a two year secured loan from Renaissance Capital Group managed funds.  Interest is paid at 7% in monthly installments based on the outstanding principal balance.  As part of the funding, the Company issued five year warrants to purchase an aggregate of 1,415,094 shares of Common Stock at an exercise price of $0.53 per share.  The estimated value of the warrant of $311,953 was recorded on the Company’s financial statements as debt discount and was fully amortized as of January 19, 2006 the initial life of the loan.

During February 2006, the Company issued to the Renaissance Capital Group managed funds an aggregate of 150,000 warrants to purchase the Company’s common stock at $0.86 per share in consideration of an agreement to extend the $750,000 loan payable maturity date for an additional 18 months.  The new maturity date for the note was January 19, 2008.  The Company will continue to pay 7% interest on a monthly basis based on the current outstanding principal balance of $750,000.  The estimated value of the warrants of $77,663 was recorded on the Company’s financial statements as debt discount and was fully amortized as of January 19, 2008 the term of the extension.

On February 7, 2007, the Company received an aggregate of $200,000 from two three month secured convertible notes from two of RENN Capital Groups managed funds.  Interest of 8% will be paid in monthly installments during the term of the notes.  The notes were to mature on May 7, 2007, at which time all principal and accrued and unpaid interest was due and payable in full.  The notes are convertible at the option of the holder, into shares of the Company’s common stock, with an initial conversion price of $0.30 per share.  The funds are being used to support the operations of the Company.  Each holder of a note may convert in whole or in part the outstanding principal plus accrued but unpaid interest into the Company’s common stock at a conversion price of $0.30 per share.  In the event that the Company issues additional common stock, or securities convertible into common stock, at a price lower than the conversion price while these notes are outstanding, the conversion price of these notes will automatically adjust downward to such price at which the new common stock has been issued.  The conversion price of the note, however, shall never be adjusted to less than $0.01 per share.  Pursuant to renewal and modification agreements dated May 7, 2007, the RENN Capital Group has agreed to extend the maturity dates of two $100,000 notes payable until November 7, 2007.  The Company will continue to pay 8% interest monthly based on the current outstanding principal balance of $200,000.

During the quarter ended December 31, 2007, the Company negotiated with RENN Capital Group to extend the maturity dates of all outstanding debt due before January 31, 2008.  Pursuant to renewal and modification agreements the Company extended the total debt with an aggregate principal balance of $2,700,000 to February 27, 2008.  In addition to extending the due date the Company also converted from cash payments of interest to interest payments in unregistered common stock beginning with all interest due and payable during the current quarter.  In October 2007, the Company received an additional $100,000 from RENN Capital Group funds via wire transfer to help pay for legal and accounting fees relating to the merger and acquisition previously in process with Shea Development previously disclosed.  Although the funds have no terms or interest due, the Company recorded it as a loan payable and plans to repay or write off the balance due at the time the other debt is paid or otherwise satisfied.

During the quarter ended March 31, 2008, the Company negotiated to extend the maturity dates of the entire $2,800,000 of debt that was due January 31, 2008.  Pursuant to renewal and modification agreements the Company extended the total debt with an aggregate principal balance of $2,800,000 to May 30, 2008.  In February 2008, the Company received an additional $50,000 from RENN Capital Group funds to pay for legal and accounting fees and support operations.  The note was recorded as a loan payable on the Company’s financial reports.  Interest of 8% will be paid in monthly installments beginning March 1, 2008 until the principal balance is paid in full.  Interest can be paid in cash or in unregistered common stock at the Company’s discretion.

Pursuant to the Renewal and Modification Agreements dated as of November 12, 2007, all interest payments commencing on November 1, 2007 are due and payable in restricted shares of Company common stock or cash at the Company’s discretion.  The number of shares to be issued shall be equal to the amount of interest payment due divided by the average of the last sales prices (or closing bid prices) for the five trading days immediately preceding the payment date.  As such, during the three month period ending December 31, 2008, interest expense of $44,740 accruing to the note holders was converted into 1,561,865 shares of common stock.

During the current quarter the Company negotiated an extension of the maturity date of debt with an aggregate value of $2,850,000 from May 31, 2008 to April 30, 2009.

On January 26, 2009, the Company agreed to modify all non convertible debt held by RENN Capital Group managed funds, which included, RENN Capital Growth and Income Fund III, Inc., Renaissance US Growth Investment Trust, Plc., and Global Special Opportunities Trust Plc. Collectively, the (“Lenders”).  The Company had issued to the Lenders promissory notes with an aggregate value of $900,000, the Company and Lenders agree to amend the notes so that such instruments shall be convertible, at any time and from time to time, at the option of the applicable Lender, convertible (in whole or in part) into shares of the Company’s common stock, at a conversion price of $0.01 per share.  The Company also agreed to amend its articles of incorporation to increase the number of shares of its authorized common stock in order to have sufficient shares of common stock to satisfy the full conversion of all the Company’s outstanding securities which are convertible into, or exercisable for, shares of the Company’s common stock, including the notes.

Note 4:  Stock Warrants

A summary of changes in outstanding warrants during the three months are presented below:

	Number of Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value	Weighted Average Remaining Contractual Term (Months)
Warrants outstanding at September 30, 2008	4,983,337	$0.82

Warrants granted	—	—
Warrants expired	(3,243,243)	0.92

Warrants outstanding at December 31, 2008	1,740,094	$0.62	$—	10

Warrants exercisable at December 31, 2008	1,740,094	$0.62	$—	10

Warrants exercisable at September 30, 2008	4,983,337	$0.82

The following table summarizes information about warrants outstanding at December 31, 2008.

Outstanding				Exercisable
	Weighted Average				Weighted Average
Exercise		Life	Exercise		Exercise
Price	Warrants	(Months)	Price	Warrants	Price
$ 0.53	1,415,094	7	0.53	1,415,094	$0.53
0.86	150,000	26	0.86	150,000	0.86
1.14	175,000	22	1.14	175,000	1.14

$0.53-$1.14	1,740,094		$0.62	1,740,094	$0.62

J.	Unaudited Pro Forma Financial Statements of CaminoSoft Corp - September 30, 2008and December 31, 2008

The following unaudited pro forma consolidated financial data gives effect to the sale of the Purchased Assets.  The unaudited pro forma consolidated balance sheet as of September 30, 2008 and December 31, 2008 have been prepared assuming the sale occurred as of the beginning of each respective period.  The unaudited pro forma consolidated statements of operations for the three months ended December 31, 2008 and the year ended September 30, 2008 have been prepared assuming that the sale occurred the beginning of each respective period.  The unaudited pro forma consolidated financial data is presented for information purposes only and is not necessarily indicative of the results of future operations of our company or the actual results of operations that would have occurred had the sale been consummated as of the dates indicated above.  The unaudited pro forma consolidated financial data should be read in conjunction with our historical consolidated financial data and notes contained in our reports filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated financial data should be read in conjunction with the related notes in this Information Statement, our audited financial statements as of and for the period ended September 30, 2008 contained in our Annual Report of Form 10-KSB for the year ended September 30, 2008, and our unaudited financial statements contained in our Quarterly Report of Form 10-Q for the three months ended December 31, 2008.

CAMINOSOFT CORP.
PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2008	2008
	(Unaudited)	(Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$0	$0

Accounts receivable, net of allowance of $5,000 and $5,000	0	0

Total Current Assets	0	0

Property and Equipment, net of accumulated depreciation of $89,885 and $89,615	0	0

Software, net of accumulated amortization of $817,724 and $808,070	0	0

Deposits	0	0

Total Assets	$0	$0

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current Liabilities:
Accounts payable	$0	$0
Accrued liabilities	0	0
Deferred revenues	0	0

Notes payable, net of discount	2,700,000	2,850,000

Total Current Liabilities	2,700,000	2,850,000

Total Liabilities	2,700,000	2,850,000

Shareholders' Deficiency:
Common stock, no par value; authorized 100,000,000 shares;
issued and outstanding 16,163,950 and 16,781,415 shares	19,005,309	19,079,425

Accumulated Deficit	(21,705,309)	(21,929,425)

Total Shareholders' Deficiency	(2,700,000)	(2,850,000)

Total Liabilities and Shareholders' Deficiency	$0	$0

CAMINOSOFT CORP.
PRO FORMA
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Year	Three Months
	Ended	Ended
	September 30,	December 31,
	2008	2008

SALES	$0	$0

COST OF SALES	0	0

GROSS PROFIT	0	0

OPERATING EXPENSES
Sales and administrative	0	0
Depreciation	0	0
Research and development	0	0

Total Operating Expenses	0	0

Income from Operations	0	0

OTHER INCOME (EXPENSE)
Interest expense	(176,400)	(44,740)
Interest income	-	-

Total Other Income (Expense)	(176,400)	(44,740)

Net Income (loss)	$(176,400)	$(44,740)

Weighted average number of common shares outstanding:
(basic and diluted):	16,163,950	16,781,415

Net Income (loss) per common share:
(basic and diluted)	$(0.01)	-

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements, and other information with the SEC.  You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room.  The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC.  The address of that website is www.sec.gov.

By Order of the Board of Directors

/s/ STEPHEN CROSSON
Stephen Crosson, Chief Executive Officer

ANNEX A

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, dated as of January 26, 2009 (the “Agreement”), is by and among CC Merger Corp., a Nevada corporation (the “Company”); Stephen Crosson (“Crosson”) and Neil Murvin, (collectively the “Purchasers”); and CaminoSoft Corp., a California corporation (“Seller”).

WITNESSETH:

WHEREAS, the Seller owns all issued and outstanding shares of capital stock of the Company (the “Company Shares”);

WHEREAS, concurrently with the Closing (as hereinafter defined), pursuant to the Bill of Sale attached hereto as Exhibit A (the “Bill of Sale”), the Seller will transfer to the Company all of its assets except the Excluded Assets as defined in the Bill of Sale (the “Purchased Assets”), and, pursuant to the Assumption Agreement attached hereto as Exhibit B (the “Assumption Agreement”), all of the Seller’s liabilities except the Excluded Liabilities as defined in the Assumption Agreement (the “Assumed Liabilities”) will be assumed by the Company;

WHEREAS, the Seller desires to sell to the Purchasers, and the Purchasers desire to purchase, the Company Shares on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I
SALE AND PURCHASE OF SHARES

1.1           Transfer of Shares.  Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Seller, and the Purchasers herein set forth, at the Closing as defined below in Section 3.1, the Seller shall sell, transfer, convey, assign and deliver to the Purchasers, and the Purchasers shall purchase from the Sellers, by appropriate assignments and other instruments satisfactory to the Purchasers good and marketable title in and to the Company Shares.

ARTICLE II
PURCHASE PRICE, PAYMENT AND RELATED MATTERS

2.1           Purchase Price.  The Purchasers shall pay to the Seller for the Company Shares the purchase price (the “Purchase Price”) as follows:

(i)           Fixed Payment.  $1.00 cash, payable at the Closing (the “Closing Cash Payment”),

(ii)           Contingent Payment.  Upon the happening of a Liquidity Event, the Company or the Purchasers, as the case may be, shall pay to the Seller 5% of the proceeds therefrom within five days from the closing thereof.  As used herein, Liquidity Event means the sale of all or substantially all of the voting stock of the Company; the sale of all or substantially all of the assets of the Company; a merger, share exchange or similar transaction with an unrelated entity pursuant to which the acquiring entity or the equity holders of such other entity hold more than a majority of the outstanding voting shares of the merged or surviving company; or an initial public offering of the Company.

ARTICLE III
THE CLOSING

3.1           Time and Place of Closing.  The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of TroyGould PC within three business days of the date when the consummation of the transactions may occur pursuant to the proxy rules applicable to the Seller (the “Closing Date”).

3.2           Actions at the Closing.  At the Closing, the Seller, the Company and the Purchasers shall take such action and execute and deliver such agreements and other documents and instruments as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms and conditions, including, without limitation, the following:

(a)           The Purchasers shall pay and deliver to the Seller the Closing Cash Payment;

(b)           The Seller shall deliver to the Purchasers certificates representing all Company Shares, together with stock powers duly endorsed for transfer of the Company Shares to the Purchasers in accordance with instructions from the Purchasers.

(c)           The Seller shall execute and deliver to the Company the Bill of Sale, and the Seller and the Company and the Seller shall execute and deliver the Assumption Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchasers that:

4.1           Title to Company Shares.  The Seller is the sole legal and beneficial owner of the Company Shares, and upon consummation of the purchase contemplated herein, the Purchasers will acquire from the Seller good and marketable title to the Company Shares, free and clear of all liens, claims, encumbrances or restrictions (other than those imposed by applicable securities laws).

4.2           Authority to Execute and Perform Agreements.  The Seller has the full right, power and authority to enter into, execute and deliver this Agreement and, subject to shareholder approval, to transfer, convey and sell to the Purchasers at the Closing the Company Shares.

4.3           Enforceability.  This Agreement has been duly and validly executed by the Seller and (assuming the due authorization, execution and delivery of Purchasers and approval by the Seller’s shareholders) constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general equitable principles affecting the enforcement of contracts.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

The Purchasers represent and warrant to the Seller that:

5.1           No Violation.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not (a) violate, conflict with, or constitute a default under any contract or other instrument to which any Purchaser is a party, (b) require the consent of any party to any material contract or other agreement to which any Purchaser is a party, or (c) violate any laws or orders to which any Purchaser is subject.

5.2           Status of the Purchased Assets and Assumed Liabilities.  The Purchasers acknowledge that they are the principal operating officers of the Seller and, as such, are fully familiar with the Company, the Purchased Assets and Assumed Liabilities, and that the Seller is making no representation with respect thereto.

5.3           Operations of the Company.  As of the time immediately prior to the Closing (and prior to the execution of the Bill of Sale and the Assumption Agreement) the Company has no operations and has only nominal assets and liabilities).

ARTICLE VI
COVENANTS

6.1           Further Assurances.  Upon the terms and subject to the conditions contained in this Agreement, the parties agree, before and after the Closing, (a) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (b) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder or thereunder, and (c) to cooperate with each other in connection with the foregoing.

6.2           Name Change.  As soon as reasonably practicable after the Closing, the Seller shall change its corporate name to one which is not similar to the word “CaminoSoft.”

6.3           Issuance of Stock.  In order to fund the operations until Closing and pay certain payables of the Seller, the Seller shall issue restricted stock to the Funds (as such term is defined in Section 7.1(e)) at $.01 per share it being understood that the Funds will invest up to $215,000 for such purpose.

6.4           Novation.  The Company shall use its best efforts to have the counterparty to any agreement to which Seller is a party agree to release the Seller from any obligation under such agreement.

ARTICLE VII
CONDITIONS PRECEDENT TO CLOSING

7.1           Conditions to the Seller’s Obligations to Close.  The obligations of the Seller to consummate the transactions provided for hereby are subject to the satisfaction, before or on the Closing Date, of each of the conditions set forth below in this Section 7.1, any of which may be waived by Seller.

(a)           Representations, Warranties and Covenants.  (i) All representations and warranties of the Purchasers contained in this Agreement, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date, and (ii) the Purchasers shall have performed and satisfied all agreements and covenants, required hereby to be performed by them before or on the Closing Date.

(b)           No Actions or Court Orders.  No action by any governmental body or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

(c)           Closing Deliverables.  The Purchasers shall have delivered, or caused to be delivered, to the Seller those items set forth in Section 3.2 (a) hereof.

(d)           Shareholder Approval.  The Seller shall have obtained shareholder approval for the transactions contemplated herein and shall have filed a definitive information statement with the Securities and Exchange Commission and mailed such Statement to the Seller’s shareholders at least twenty days prior to the Closing Date.

(e)           Liabilities; Recourse.  The Seller and RENN Capital Group, Inc. (“RENN”) shall have received such evidence and documentation satisfactory to each of them in their sole discretion that (i) no liabilities will remain on the books and records of the Seller and reflected on the Seller’s balance sheet as of the Closing Date except for indebtedness (the “Renaissance Indebtedness”) owed to the funds advised by RENN (the “Funds”); (ii) all of Seller’s employees shall have released any claims including for wages, accrued vacations against the Seller; and (iii) the Company will have no recourse of any kind to Seller or the shareholders of the Seller.

(f)           Debenture Amendment.  The terms of the Renaissance Indebtedness which is not convertible into shares of the Seller’s Common Stock shall be amended to make all such Indebtedness so convertible at $0.01 per share.

(g)           Crosson Agreement.  The Seller and Crosson shall have entered into an agreement satisfactory to such parties and RENN pursuant to which Crosson will continue to serve as the Seller’s Chief Executive Officer and Chief Financial Officer on an at will basis at the rate of $2,500 per month.

7.2           Conditions to the Purchasers’ Obligations to Close.  The obligations of the Purchasers to consummate the transactions provided for hereby are subject to the satisfaction, before or on the Closing Date, of each of the conditions set forth below in this Section 7.2, any of which may be waived by the Purchasers.

(a)           Representations, Warranties and Covenants.  (i) All representations and warranties of the Seller contained in this Agreement, shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date, and (ii) the Seller shall have performed and satisfied all agreements and covenants, required hereby to be performed by it before or on the Closing Date.

(b)           No Actions or Court Orders.  No action by any governmental body or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

ARTICLE VIII
INDEMNIFICATION

8.1           Indemnity of the Seller.  For a period of one calendar year following the date of the Closing the Seller shall indemnify, defend and hold harmless the Purchasers from and against, and shall reimburse the Purchasers with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (collectively the “Losses”) asserted against or incurred by the Purchasers by reason of, arising out of, or in connection with any material breach of any representation or warranty of Seller contained in Article IV of this Agreement.

8.2           Indemnity of the Company.  It being the understanding of the parties that all claims and potential claims by third parties against Seller based on matters arising prior to the Closing Date relating to the operation of the business of Seller shall be indemnified by the Company hereunder, beginning on the Closing Date and continuing until any such claim or potential claim against the Seller is barred by the applicable statute of limitations (and for such longer period as is necessary to finally resolve any judicial or administrative proceeding initiated against or involving the Seller prior to the expiration of any such statute of limitations), the Company agrees to indemnify, defend and hold harmless the Seller from and against, and to reimburse the Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by the Seller by reason of, arising out of, or in connection with (a) any material breach of any representation or warranty of the Purchasers contained in Article V of this Agreement; (b) the operation of the business of Seller prior to the Closing, the ownership and operation of the Purchased Assets prior to Closing and after the Closing, and the ownership and operation of the business of the Company prior to the Closing and subsequent to the Closing; or (c) failure of the Company to pay or satisfy any liabilities assumed by the Company pursuant to the Assumption Agreement.

8.3           Indemnification Procedure.  A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Article VIII.  The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action.  In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party.  No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE IX
MISCELLANEOUS

9.1           Publicity.  No party to this Agreement shall issue any press release or make any public announcement regarding the transactions contemplated by this Agreement without the prior written approval of the other party.

9.2           Termination Events.

(a)           This Agreement may be terminated at any time prior to the Closing:

(i)           by the mutual written agreement of the Purchasers and the Seller;

(ii)           by the Purchasers or the Seller:

on or after March 31, 2009 if the Closing shall not have occurred by the close of business on such date, provided that such date may, from time to time, be extended by either party (with written notice to the other party) up to and including April 15, 2009, and provided, that the terminating or extending party may not be in default of any of its obligations hereunder and may not have caused the failure of the transactions contemplated by this Agreement to have occurred on or before such date; or if there shall be in effect a final nonappealable order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is appealable (and pursue such appeal with reasonable diligence);

(iii)           by the Purchasers if there is a breach of any representation or warranty set forth in Article IV or any covenant or agreement to be complied with or performed by Seller pursuant to the terms of this Agreement;

(iv)           by the Seller if there is a breach of any representation or warranty set forth in Article V or of any covenant or agreement to be complied with or performed by the Purchasers pursuant to the terms of this Agreement.

(b)           Upon the occurrence of any valid termination event set forth in this Section 9.2, the Purchasers and/or Seller, as applicable, shall deliver written notice to the non-terminating party.  Upon delivery of such notice, this Agreement shall terminate and the transfer of the Company Shares contemplated hereby shall be deemed to have been abandoned without further action by the Purchasers or the Seller.

(c)           In the event that this Agreement is validly terminated as provided in this Section 9.2, then each of the parties shall be relieved of their respective duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to the Purchasers or Seller; provided, however, that nothing in this Section 9.2 shall relieve the Purchasers or Seller of any liability for any willful breach of this Agreement occurring prior to the proper termination of this Agreement.

9.3           Expenses.  Seller, on one hand, and the Purchasers, on the other hand, shall each bear their own expenses, including attorneys’, accountants’ and other professionals’ fees, incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

9.4           Survival of Representations, Warranties and Agreements.  All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for two years.  Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

9.5           Further Assurances.  If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or any other things are necessary, desirable or proper to complete the transactions contemplated herein or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the parties are fully authorized to take any and all such action.

9.6           Notice.  All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Seller (prior to the Closing:	CaminoSoft Corp. 600 Hampshire Road, Suite 105 Westlake Village, CA 91361-2565

With a copy to:	David L. Ficksman TroyGould PC 1801 Century Park East, 16th Floor Los Angeles, California 90067
If to the Purchasers:	Stephen Crosson 600 Hampshire Road, Suite 105 Westlake Village, CA 91361-2565
If to Seller (after the Closing):	c/o RENN Capital Group, Inc. 8080 North Central Expressway, Suite 210 Dallas, Texas 75206 Attn: Mr. Robert C. Pearson
With a copy to:	David H. Oden Haynes and Boone, LLP 2505 N. Plano Road, Suite 4000 Richardson, Texas 75082

9.7           Entire Agreement.  This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to the Agreement’s subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

9.8           Successors and Assigns.  This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.  This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

9.9           Governing Law.  This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and fully to be performed in the state, without giving effect to any conflicts of law principles thereof

9.10           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.11           Construction.  Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement.  References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement.  As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

9.12           Severability.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

9.13           Attorneys’ Fees and Costs.  Subject to Section 9.14, in the event of any action at law or in equity between the parties hereto to enforce any of the provisions hereof, the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys’ fees, incurred therein by such successful party; and if such successful party shall recover judgment in any such action or proceeding, such costs, expenses and reasonable attorneys’ fees may be included in and as part of such judgment.

9.14           Arbitration.  Any disagreement, dispute, controversy or claim arising out of or relating to this Agreement, the interpretation hereof, the breach, termination or invalidity hereof or the employment relationship shall be settled exclusively and finally by arbitration.  Any such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association.  The arbitration shall be conducted in Los Angeles, California or in such other city in the United States as the parties to the dispute may designate by mutual written consent.  Any decision or award of the arbitral tribunal shall be in the form of a written opinion and shall be final and binding upon the parties to the arbitration proceeding.  The arbitral tribunal shall assess any costs associated with the arbitration.

9.15           Third Party Beneficiary.  The parties acknowledge that RENN is a third party beneficiary under this Agreement pursuant to Section 7.1(e) and Section 7.1(g) of this Agreement.  Notwithstanding the foregoing, RENN shall never have any liability of any nature whatsoever in connection with this Agreement.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

SELLER:	PURCHASERS:

CaminoSoft Corp.

By:	Stephen Crosson

COMPANY:

CC Merger Corp.
Neil Murvin

By:

BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged by the undersigned, and pursuant to that certain Stock Purchase Agreement dated as of January 26, 2009, (the “Purchase Agreement”) among CC Merger Corp. (the “Company”), Stephen Crosson and Neil Murvin, and CaminoSoft Corp. (the “Seller”) the Seller hereby assigns, grants, conveys, transfers and delivers to, and the Company acquires from the Seller, all of the Seller’s right, title and interest in and to the properties, assets and rights of any kind, whether tangible or intangible, real or personal owned by the Seller or in which the Seller has any interest (other than the Excluded Assets), including, without limitation, all of the right, title and interest of the Seller in and to the following:

(1)           all Accounts Receivable (whether current or noncurrent), refunds, deposits, prepayments or prepaid expenses;

(2)           all Contracts and Contract Rights;

(3)           all Leases, Leasehold Estates and Leasehold Improvements;

(4)           all Tangible Personal Property;

(5)           all Inventory;

(6)           all Books and Records;

(7)           all Intellectual Property;

(8)           all Permits and pending applications therefor and renewals thereof, including, without limitation to the extent transferable;

(9)           all computers;

(10)           all insurance benefits, rights and/or proceeds arising from, or related to, the Purchased Assets with respect to periods through the Closing Date;

(11)           all available supplies, sales literature, promotional literature, customer, supplier and distributor lists and data, art work, display units, telephone and fax numbers, Customer/User Data and purchasing records;

(12)           all rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Purchased Assets or services furnished to the Seller affecting the Purchased Assets;

(13)           all claims, causes of action, chooses in action, rights of recovery and rights of set-off of any kind, against any Person, including, without limitation, any Encumbrances or other rights to payment or to enforce payment in connection with products delivered by the Seller on or prior to the Closing Date, whether now accrued or accruing in the future, relating to the Purchased Assets, except with respect to any rights of Seller pursuant to the Purchase Agreement;

(14)           all goodwill and other intangible rights (except with respect to any rights of Seller pursuant to the Purchase Agreement); and

(15)           all Cash and Cash Equivalents.

For the avoidance of doubt, and notwithstanding anything herein or in the Purchase Agreement to the contrary, the Company is not assuming, nor shall the Company be otherwise responsible for, the Excluded Liabilities by virtue of this Bill of Sale or the Purchase Agreement, or the transactions contemplated herein or therein.

The Seller hereby constitutes and appoints the Company, its successors and assigns, as its true and lawful attorney-in-fact, with full power of substitution, to in its name and stead, but on behalf of and for the benefit of the Company its successors and assigns, to perform the following: (i) endorse checks or other instruments tendered in payment of the Accounts Receivable, (ii) demand and receive any and all of the Purchased Assets, (iii) give receipts and releases for and in connection therewith, and any part thereof, and (iv) do all acts and things in relation to any of the foregoing powers which the Company shall reasonably deem necessary.

After the date hereof, the Seller will execute and deliver from time to time at the request of Buyer all such further instruments as, in the reasonable opinion of the Company’s counsel, may be required in order to vest in the Company full and complete title to, and the right to use, the Purchased Assets.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

As used in this Bill of Sale, the terms below shall have the following meanings.  Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

“Accounts Receivable” of a Person shall mean all accounts, notes, accounts receivable, payment intangibles, contract rights, drafts, and other forms of claims, demands, instruments, receivables and rights to the payment of money or other forms of consideration, whether for goods or other property sold, leased or licensed, services performed or to be performed, or otherwise, owned by that Person or in which that Person has any interest, together with all guarantees, security agreements and other rights and interests guaranteeing or securing the same.

“Books and Records” means all records and lists of the Seller pertaining to the Purchased Assets (although Seller may retain copies of such records as it deems necessary in order to comply with applicable law).

“Cash” shall mean money, currency or a credit balance in a deposit account at a financial institution.

“Cash Equivalents” shall mean (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality; (iii) commercial paper issued by any Bank or any bank holding company owning any Bank; and (iv) certificates of deposit or bankers’ acceptances issued by any Bank or by any commercial bank organized under the laws of the United States of America or any state thereof.

“Contract” means any agreement, contract, purchase order, letter of credit, covenant not to compete, license, instrument, commitment, obligation, promise or undertaking (whether written or oral and whether express or implied) to which the Seller is a party or is bound and which relates to the Purchased Assets other than any agreements with respect to indebtedness owed to the Funds.

“Contract Rights” means all of the rights and, to the extent they are Assumed Liabilities, obligations of the Seller under the Contracts.

“Customer/User Data” means the lists and databases of the Persons who are customers of the Seller, have registered on-line with the Seller or who have subscribed on-line for services or products of the Business, including, without limitation, through the Seller’s website.

“Encumbrance” means any charge, claim, co-authorship, co-inventorship, or co-ownership interest, condition, easement, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind (including any restriction on use, voting, transfer (other than restrictions on transfer imposed by federal and state securities laws), receipt of income or exercise of any other attribute of ownership).

“Excluded Assets,” notwithstanding any other provision of this Bill of Sale, means the following assets of the Seller, which are not to be acquired by the Company pursuant to this Bill of Sale:

(1)           the original minute books, stock records and corporate seals of the Seller; provided that copies thereof have been delivered to the Company;

(2)           all personnel records and other records that the Seller is required by law to retain in original form; provided that, in each case, copies thereof have been delivered to the Company; and

(3)           all rights of the Seller under the Purchase Agreement.

“Facility” means all the offices and improvements of the Seller.

“Facility Leases” means the leases of the Facilities.

“Intellectual Property” means: (a) inventions and discoveries (whether or not patentable and whether or not reduced to practice), improvements thereto, and patents, patent applications, invention disclosures, and other rights of invention, worldwide, including without limitation any reissues, divisions, continuations and continuations-in-part, provisionals, reexamined patents or other applications or patents claiming the benefit of the filing date of any such application or patent; (b) trademarks, service marks, trade names, trade dress, logos, domain names, product names and slogans, including any common law rights, registrations, and applications for registration for any of the foregoing, and the goodwill associated with all of the foregoing, worldwide including the name “CaminoSoft”; (c) copyrightable works, all rights in copyrights, including moral rights, copyrights, website content, and other rights of authorship and exploitation, and any applications, registrations and renewals in connection therewith, worldwide; (d) trade secrets and confidential business and technical information, including, without limitation, Customer/User Data Website user information, customer and supplier lists and related information, pricing and cost information, business and marketing plans, advertising statistics, any other financial, marketing and business data, technical data, specifications, schematics and know-how; (e) to the extent not covered by subsections (a) through (d), above, software and Websites (including all related computer code and content); (f) rights to exclude others from appropriating any of such Intellectual Property, including the rights to sue for and remedies against past, present and future infringements of any or all of the foregoing and rights of priority and protection of interests therein; and (g) any other proprietary, intellectual property and other rights relating to any or all of the foregoing anywhere in the world.

“Leasehold Estates” means all of Seller’s rights and obligations as lessee under the Leases.

“Leasehold Improvements” means all leasehold improvements situated in or on the Leased Real Property and owned by Seller.

“Leases” means all of the existing leases of the Seller.

“Permits” means any approval, Consent, license, permit, waiver or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or any other Person or pursuant to any Law necessary for the past, present or anticipated (but for the consummation of the transactions contemplated hereby) future conduct of, or relating to, the operation of the Business.

“Website” means www.caminosoft.com

“Tangible Personal Property” means all machinery, equipment, tools, fixtures, furniture, office equipment, computer hardware, supplies, materials and other items of tangible personal property (other than Inventory) of every kind owned or leased by the Seller (wherever located (including any Tangible Personal Property in the possession of any of Seller’s suppliers) and whether or not carried on its books) and related to the Business, together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and documents related thereto.

IN WITNESS WHEREOF, each of the parties hereto has executed, or caused to be duly executed, this Bill of Sale, on its respective behalf by its respective officer(s) thereunto duly authorized, as of March ___, 2009.

CC Merger Corp.
a Nevada corporation

By:
Name:
Title:

“Seller”

CaminoSoft Corp.
a California corporation

By:
Name:
Title:

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT is made, executed and delivered as of March __, 2009, by and between CC Merger Corp. a Nevada corporation (the “Company”), and Camino Soft Corp, a California corporation (“Seller”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in that certain Stock Purchase Agreement, dated as of January 26, 2009 (the “Purchase Agreement”), between the Company, Stephen Crosson and Neil Murvin and Seller.

WITNESSETH:

WHEREAS, the Purchase Agreement provides for the sale of the Purchased Assets by Seller to the Company in consideration of, among other things, the assumption by the Company from Seller of the Assumed Liabilities as set forth therein; and

WHEREAS, the Company and Seller desire to carry out the intent and purpose of the Purchase Agreement by their execution and delivery of this instrument evidencing the assumption by the Company of the Assumed Liabilities.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  As of the date hereof, the Company agrees hereby assumes and agrees to pay, perform or otherwise discharge, as and when the same shall become due and payable, all of the liabilities and obligations of Seller, of any nature whatsoever (whether known or unknown, fixed or contingent, and whether existing as of the date hereof or arising in the future) resulting from, or arising out of (i) the operation of the business of the Seller prior to the Closing, (ii) the ownership and operation of the Purchased Assets prior to Closing, and (iii) the ownership and operation of the Company prior to the Closing, including (without limitation):

(a)           All unpaid or unperformed obligations of Seller under the Contracts.

(b)           Current operating liabilities of Seller;

(c)           Liabilities directly associated with the Purchased Assets; and

(d)           Liabilities associated with any employee or consultant of the Company including relating to Employee Plans or Benefit Arrangement, including all obligations existing or assessed at any time in the future under any federal, state or other governmental laws or regulations regarding payroll taxes, or in connection with any employment-related matter.

Section 2.  Nothing in this Assumption Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any Person other than the parties hereto and their successors and assigns, any remedy or claim under or by reason of this Assumption Agreement or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements in this Assumption Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.

Section 3.  Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, the assumption by the Company of the Assumed Liabilities as set forth above shall not be construed to defeat, impair or limit in any way (i) any rights or remedies of the Company or the Seller against third parties to contest or dispute the validity or amount of any of such Assumed Liabilities or (ii) any other rights or remedies of the Company under the Purchase Agreement.

Section 4.  This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

Section 5.  This Assumption Agreement may not be amended or modified except by an instrument in writing signed by the parties hereto.

Section 6.  This Assumption Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

Section 7.  Notwithstanding any other provision of this Assumption Agreement, the Company shall not assume, or otherwise be responsible for (and nothing in this Assumption Agreement on the Purchase Agreement shall be construed as imposing on the Company), following (the Excluded Liabilities”):

(a)           Any Liability of Seller in respect of any Taxes of Seller relating to any periods after the Closing Date.

(b)           Any Liability of Seller in respect to the Renaissance Indebtedness.

(c)           Any Liability of Seller in respect of the transactions contemplated by the Purchase Agreement.

As used in this Assumption Agreement, the terms below shall have the following meanings.  Any such term, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

“Benefit Arrangement” means any employment, consulting, severance or other similar contract, plan, arrangement or policy, and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, supplemental unemployment benefits, retirement benefits, life, health, disability or accident benefits or for deferred compensation, profit-sharing bonuses, stock options, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multi-employer Plan, and (B) is entered into, maintained, contributed to or required to be contributed to, by Seller or an ERISA Affiliate or under which Seller or any ERISA Affiliate may incur any liability.

“Contract” means any agreement, contract, note, loan, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, covenant not to compete, license, instrument, commitment, obligation, promise or undertaking (whether written or oral and whether express or implied) to which Seller is a party or is bound and which relates to the Purchased Assets including the Facility Leases.

“Employee Plans” means all Benefit Arrangements.

“Facility” means the offices of Seller and improvements thereon.

“Facility Leases” means the leases of Facilities.

“Leases” means all of the existing leases of Seller.

“Liabilities,” or “Liability” means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether known or unknown, accrued, absolute, contingent, matured, unmatured, liquidated or unliquidated or otherwise.

“Taxes” means (i) all federal, state, provincial, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, escheat, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, health, social security, unemployment, excise, workplace safety and insurance, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever; (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i); and (iii) any joint, several or transferee liability in respect of any items described in clauses (i) and/or (ii) imposed by any tax laws.

IN WITNESS WHEREOF, this Assumption Agreement has been duly executed and delivered by the undersigned as of the date first above written.

CC MERGER CORP.
a Nevada Company

By:
Name:
Title:

CAMINOSOFT CORP.
a California corporation

By:
Name:
Title:

ANNEX B

Amendment to Articles of Incorporation

B-1

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

CAMINOSOFT CORP.

Stephen Crosson certifies that:

(1)	He is the President and Secretary of CaminoSoft Corp., a California corporation.

(2)	Article I of the Articles of Incorporation of this Corporation is amended to read as follows:

“The name of the Corporation is CMSF Corp.”

(3)           Article III of the Articles of Incorporation of this Corporation is amended to read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is 501,000,000, consisting of 1,000,000 shares of Preferred Stock, no par value (hereinafter referred to as “Preferred Stock”), and 500,000,000 share of Common Stock, no par value (hereinafter referred to as “Common Stock”).

The Preferred Stock may be issued from time to time in one or more series.  The board of directors is authorized to designate and to fix the number of shares of any such series of Preferred Stock and to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock.  The board of directors, within the limits stated in any resolution of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The Corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.”

(4)           The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

(5)           The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code.  The total number of outstanding shares of this corporation are 16,781,415 shares of Common Stock.  The number of shares voting in favor of the amendment equaled or exceeded the vote required.  The percentage vote required was more than 50%.

I further declare under penalty of perjury under the laws of the State of California that I have read the foregoing and know the contents thereof and that the matters set forth in this Certificate and true and correct of our own knowledge.

Date: March __, 2009
Stephen Crosson

B-2